                    REVOLVING LINE OF CREDIT LOAN AGREEMENT
                            AND SECURITY AGREEMENT:
                           FIRST UNION NATIONAL BANK

                  REVOLVING LINE OF CREDIT LOAN AGREEMENT AND
                  -------------------------------------------
                              SECURITY AGREEMENT
                              ------------------

     THIS REVOLVING LINE OF CREDIT LOAN AGREEMENT AND SECURITY AGREEMENT ("Agreement") is made as of September 29, 1998, by and among THE NETPLEX GROUP, INC., NETPLEX SYSTEMS, INC., AMERICA'S WORK EXCHANGE, INC., SOFTWARE RESOURCES OF NEW JERSEY, INC., ONION PEEL SOLUTIONS, LLC, THE PSS GROUP, INC., and ABS ACQUISITION, INC., having an address at c/o THE NETPLEX GROUP, INC., 8260 Greensboro Drive, Suite 501, McLean, Virginia 22102, and FIRST UNION NATIONAL BANK, a national banking corporation.

                                   RECITALS
                                   --------

     A. The Borrower has applied to the Lender for a revolving loan facility in the maximum principal amount of Six Million and No/100 Dollars ($6,000,000.00) to be used by the Borrower for working capital.

     B. The Lender is willing to make the Revolving Loan on the terms and conditions hereinafter set forth (capitalized terms being defined in Article 1 herein).

                                  AGREEMENTS

     NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     ARTICLE 1.- DEFINITIONS
     -----------------------

     1.1   Defined Terms. Certain capitalized terms not otherwise defined herein
           ---------------
are used in this Agreement with the following meanings, unless the context otherwise requires:

     "Account" means collectively and includes any of the following, whether now
      -------
owned or hereafter acquired by the Borrower: all present and future rights to payments for goods sold or leased or for services rendered, whether or not represented by instruments or chattel paper, and whether or not earned by performance; all present and future rights to payments arising out of the licensing of computer software and systems; all accounts, contract rights, chattel paper, instruments and documents; proceeds of any letter of credit of which the Borrower is a beneficiary; all forms of obligations whatsoever owed to the Borrower, together with all instruments and documents of title representing any of the foregoing; all rights in any returned or repossessed goods; all rights, security and guaranties with respect to any of the foregoing, including, without limitation, any right of stoppage in transit; together with all property included within the definitions of "accounts", "chattel paper", "documents" and "instruments" set forth in the UCC

     "Advance" means an advance of funds under the Revolving Loan.
      -------

     "Affiliate" means, with respect to any specified Person, any other Person
      ---------
which, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through ownership of common stock, by contract, or otherwise.

     "Agreement" means this Revolving Line of Credit Loan Agreement and Security
      ---------
Agreement as the same may be amended, modified or supplemented from time to time.

     "Assignment" means a direct assignment of Payments under Government
      ----------
Contracts, pursuant to and in compliance with the Assignment of Claims Act. An Instrument of Assignment shall be substantially in the form of Exhibit A
                                                               ---------
attached hereto. Notices of Assignment to be delivered to the Government shall be in the form of Exhibit B attached hereto.
                  ---------

     "Assignment of Claims Act" means Title 31, United States Code (S) 3727,
      ------------------------
and Title 41, United States Code (S) 15, as revised or amended, and any rules or regulations issued pursuant thereto, and also shall be deemed to include any other laws, rules or regulations governing the assignment of payments under Government Contracts or claims against a Government.

     "Available Balance" means as of the applicable time of determination,
      -----------------
without duplication, all funds on deposit in the Special Loan Account at such time as the Lender, in accordance with its standard practices for posting of debits and credits to demand deposit accounts of a type similar to the Special Loan Account, deems to be collected funds (including without limitation, all wire transfers credited to the Special Loan Account and all other Federal or other immediately available funds on deposit in, or deposited into, the Special Loan Account as of the time the same are deemed collected funds).

     "Billed" means that Borrower has submitted an invoice to a Customer
      ------
requesting payment for goods or services provided by Borrower.

     "Borrower" means The Netplex Group, Inc., Netplex Systems, Inc., America's
      --------
Work Exchange, Inc., Software Resources of New Jersey, Inc., Onion Peel Solutions, LLC, The PSS Group, Inc., and ABS Acquisition, Inc. The term "Borrower" shall refer to each such Person or to all of them, as the context may require, and the representations and obligations hereunder of the Persons comprised by the term "Borrower" shall be joint and several. For purposes of testing compliance with the affirmative and negative covenants hereinafter, financial information concerning the Borrower shall mean financial information for The Netplex Group, Inc. and its wholly owned subsidiaries (and wholly owned subsidiaries of subsidiaries) stated on a consolidated basis.

     "Borrowing Base" means at the time in question, eighty percent (80%) of
      --------------
Borrower's Eligible Accounts. In the absence of manifest error, Lender's determination of the amount of the Borrowing Base shall be conclusive.


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     "Borrowing Base Certificate" means a certificate substantially in the form
      --------------------------
of Exhibit C attached hereto (or such subsequent form as the Lender shall
   ---------
require).

     "Borrowing Date" means the date on which an Advance is made.
      --------------

     "Business Day(s)" means any day that is not a Saturday, Sunday or banking
      ---------------
holiday in the Commonwealth of Virginia.

     "Capital Lease" means any lease which has been or should be capitalized on
      -------------
the books of the lessee in accordance with GAAP.

     "Closing Date" means September 29, 1998.
      ------------

     "Code" means the Internal Revenue Code of the United States, as amended.
      ----

     "Collateral" means all of the following kinds of property now owned or
      ----------
hereafter acquired by the Borrower:

     1.  all Accounts;

     2. all payments or rights to payment due or to become due under any Government Contract to which the Borrower is a party;

     3. all deposit accounts and other obligations or indebtedness owed to Borrower from whatever source arising;

     4.  all rights to receive any payment in money or in kind;

     5. all contract rights (except contract rights under Government Contracts other than rights to payments due or to become due);

     6.  all Inventory;

     7.  all property, plant and Equipment;

     8.  all chattel paper;

     9.  all General Intangibles;

     10. all books and records and computer hardware, software and systems;

     11. all policies of insurance and the proceeds thereof,


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

     12. all additions and accessions to and replacements of the collateral described above;

     13. all products and proceeds of all of the collateral described above.

     "Commercial Accounts" means all Accounts due from Customers other than the
      -------------------
     Government.

     "Contra Account" means an Account due from an account debtor to which the
      --------------
Borrower owes money.

     "Customer" means any governmental entity (federal, state, county, municipal
      --------
or otherwise) or business entity (corporation, association, partnership, limited liability company or partnership, sole proprietorship or otherwise) or individual(s) to which Borrower provides goods or services for compensation; however, certain individual agencies of the United States Government and certain branches of certain major corporations, as determined by the Lender in its sole discretion, shall be treated as Customers in their own right, separate and distinct from other such agencies or branches and from the United States Government or the corporation of which they are a part.

     "Debt" means collectively and includes (a) indebtedness or liability for
      ----
borrowed money, or for the deferred purchase price of property or services; (b) obligations as a lessee under a Capital Lease; (c) obligations to reimburse the issuer of letters of credit or acceptances; (d) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss; and (e) obligations secured by any lien or Encumbrance on property owned by the Borrower, whether or not the obligations have been assumed.

     "Eligible," when used to describe an Account, means an Account owned by
      --------
Neplex Systems, Inc., Onion Peel Solutions, LLC, The PSS Group, Inc. or ABS Acquisition, Inc.(or such other entities comprised by the term Borrower that Lender, in its sole discretion, may hereafter designate in writing) that conforms to the following criteria:

     1.  the Account has been Billed;

     2. in the case of a Commercial Account, less than ninety-one (91) days have passed from the original billing date; or, in the case of a Government Account, less than one hundred twenty-one (121) days have passed from the original billing date;

     3. at Lender's option, in the case of a Government Account, Borrower has made an Assignment of all Payments due or to become due under the Government Contract giving rise to the Account;

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

     4.   the Account arose from a bona fide sale of goods or services to a
                                   ---------
          Customer; the goods or services have been delivered or provided to the Customer; Borrower possesses receipts from the Customer acknowledging delivery of the goods or performance of the services; and Customer has not returned or rejected the goods or services;

     5. the Account is based upon an enforceable written order or contract for goods or services;

     6. the Borrower's title to the Account is absolute and is not subject to any prior assignment, claim, lien or security interest, and Borrower otherwise has the full and unqualified right and power to assign and grant a security interest in the Account to the Lender;

     7. the amount shown on the books of Borrower and on any invoice, certificate, schedule or statement delivered to the Lender is owing to Borrower and no partial payment has been received;

     8. the Account is not subject to any claim of reduction, counterclaim, set-off, recoupment or other defense in law or equity, or any claim for credits, allowances or adjustments by the Customer because of returned, inferior or damaged goods, unsatisfactory services or for any other reason;

     9. the Customer has not notified Borrower of any dispute concerning any of the goods or services giving rise to the Account, nor made claim that the goods or services fail to conform to the requirements of the Customer's order or contract, nor notified Borrower to cure any default under the Customer's order or contract;

     10. the Account does not arise out of a Customer's contract or order that by its terms forbids or makes void or unenforceable the Borrower's assignment of the Account to the Lender;

     11. Borrower has not received any note, trade acceptance draft or other instrument tendered in payment of the Account;

     12. Borrower has not received any notice of the death of the Customer or any partner in a Customer that is a partnership; nor has Borrower received any notice of dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Customer;

     13. the Customer is not incorporated in any jurisdiction outside the United States and is not conducting its business primarily outside the United States;

     14.  Borrower is not indebted in any manner to the Customer;

     15. no bond has been issued or is contemplated with respect to the goods or services furnished by the Borrower or with respect to the project or contract for which those goods or services were furnished;

     16. if the Account is a Government Account with a value equal to or greater than $250,000.00, the Borrower shall have executed an Assignment of such Account, and the Government shall have been notified of the Assignment pursuant to the Assignment of Claims Act; and

     17.  the Account is not an Ineligible Account.

In the event of any dispute, under the foregoing criteria, as to whether an Account is, or has ceased to be, an Eligible Account, the Lender's decision shall control.

     "Encumbrance" means any mortgage, pledge, deed of trust, assignment,
      -----------
security interest, hypothecation, lien or charge of any kind (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Environmental Laws" mean all laws relating to Hazardous Wastes, Toxic
      ------------------
Substances or materials that might be emitted, released or discharged into the environment or other laws or regulations protecting the environment.

     "Ending Date" means May 31, 2000.
      -----------

     "Equipment" means collectively and includes all of the following, whether
      ---------
now owned or hereafter acquired by the Borrower: equipment and fixtures, including, without limitation, computer hardware, computer software and systems, furniture, machinery, vehicles and trade fixtures, together with any and all accessories, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof, together with all other such items which are included within the definitions of "equipment" and "fixtures" as set forth in the UCC.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

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

     "ERISA Affiliate"  means an entity, whether or not incorporated, which is
      ---------------
under common control with the Borrower or any of its subsidiaries within the meaning of Section 4001(a)(l4) of ERISA, or is a member of a group which includes the Borrower or any of its subsidiaries and which is treated as a single employer under Sections 414(b), (c), (m), or (o) of the Code.

     "Event of Default" means any one of the events specified as an "Event of
     ----------------
Default" under this Agreement.

     "GAAP" means Generally Accepted Accounting Principals.
      ----

     "General Intangibles" means collectively and includes all of the following,
      -------------------
whether now owned or hereafter acquired by the Borrower: choses in action, causes of action and all other intangible property of every kind and nature, including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, registrations, copyrights, licenses, franchises, customer lists, tax refunds, tax refund claims, rights of claims against carriers and shippers, leases and rights to indemnification, together with all property which is included within the definition of "general intangibles" as set forth in the UCC.

     "Governance Documents" means the Borrower's Articles or Certificate of
      --------------------
Incorporation and Bylaws or other documents or agreements affecting the Borrower's corporate government.

     "Government" means the government for the United States of America or the
      ----------
Government of any State or the departments or agencies of the United States or any State, but does not include the government of the District of Columbia or any departments or agencies of the District of Columbia

     "Government Accounts" means all Accounts arising out of any Government
      -------------------
Contract.

     "Government Contracts" means all contracts with a Government, including all
      --------------------
renewals, extensions, modifications and amendments thereof and thereto.

     "Hazardous Wastes" mean all waste materials subject to regulation under the
      ----------------
Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C.
(S)(S) 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
(S)(S) 6901 et seq., or applicable state law and any other applicable federal, state or local laws and their regulations now in force or hereafter enacted relating to hazardous wastes.

     "Ineligible Accounts" shall include the following Accounts:
      -------------------

     1. Accounts that do not conform with the criteria set forth for Eligible Accounts;


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

     2. An Account owing by any account debtor for which the Lender has deemed fifty percent (50%) or more of the account debtor's other Accounts to be non-Eligible;

     3.  Accounts payable by the District of Columbia;

     4. Government Accounts arising under Government Contracts which contain an express prohibition against assignment of Borrower's rights to Payment;

     5. The last payment due on a Government Account, unless such Government Account arises from a Government Contract which is a "fixed price contract" (as defined in the Federal Acquisition Regulations) which does not include any provision for progress payments, incentive arrangements or price redetermination.

     6.  Contra Accounts;

     7.  Accounts receivable from Affiliates or subsidiaries of the Borrower;

     8. Unbilled Accounts, including, but not limited to, progress payments, retainages, milestones and final payments; or

     9. Any Account deemed by the Lender, in the exercise of its sole and absolute discretion, to be an Ineligible Account because of uncertainty as to the creditworthiness of the Customer or because the Lender otherwise considers the collateral value thereof to the Lender to be impaired or its ability to realize such value to be insecure.

However, Borrower may request that Lender regard as Eligible any Account that would otherwise be classified an Ineligible Account. Lender may grant or deny any such request in its sole discretion.

     "Intellectual Property" shall mean all patents, licenses, trade names,
      ---------------------
trademarks, copyrights, inventions, service marks, trademark registrations, service mark registrations and copyright registrations, whether domestic or foreign and applications for any of the foregoing, and all proprietary technology, know-how, trade secrets or other intellectual property rights owned or used by the Borrower or any subsidiary in the operation of their respective businesses.

     "Inventory" means collectively and includes all of the following, whether
      ---------
now owned or hereafter acquired by the Borrower: all goods held or intended for sale or lease by the Borrower, or furnished or to be furnished under contracts of service, all raw materials, work in process, finished goods, materials and supplies of every nature used or usable in connection with the manufacture, packing, shipping, advertising or sale of any such goods, together with all property included within the definition of "inventory" set forth in the UCC.

     "Item" means any "item" as defined in Section 4-104 of the Uniform
      ----
Commercial Code, to include, without exclusion or limitation, checks, drafts, money orders or other media by which Payment may be made.

     "Lender" means First Union National Bank and its successors and assigns.
      ------

     "Loan" means the Revolving Loan.
      -----

     "Loan Documents" mean this Agreement, the Revolving Note, or any other
      --------------
document executed by the Borrower or any other Person evidencing, securing, guaranteeing or relating to the Revolving Loan.

     "Maximum Revolving Commitment Amount" means Six Million and No/100
      -----------------------------------
Dollars ($6,000,000.00), or such lesser amount that Borrower may request as hereinafter provided.

     "Multiemployer Plan" means a Plan which is a multiemployer plan as defined
      ------------------
in Sections 3(37) or 4001(a)(3) of ERISA.

     "Multiple Employer Plan" means a Plan which the Borrower or any of its
      ----------------------
subsidiaries or any ERISA Affiliate and at least one employer other than the Borrower or any of its subsidiaries or any ERISA Affiliate are contributing sponsors.

     "Payment" or "Payments" means any check, draft, cash or any other
      -------      --------
remittance or credit in payment or on account of any or all of the Accounts.

     "PBGC" means the Pension Benefit Guaranty Corporation established pursuant
      ----
to Subtitle A of Title IV of ERISA and any successor thereto.

     "Person" means any individual, partnership, association, trust,
      ------
corporation, limited liability company or partnership, or other entity.

     "Plan" means any employee benefit plan (as defined in Section 3(3) of
      ----
ERISA) which is covered by ERISA and with respect to which the Borrower or any of its subsidiaries or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

     "Reportable Event" means a "reportable event" as defined in Section 4043 of
      ----------------
ERISA with respect to which the notice requirements to the PBGC have not been waived.

     "Revolving Loan" means the Revolving Loan facility made available by Lender
      --------------
to Borrower in the maximum principal amount of Six Million and No/100 Dollars ($6,000,000.00), evidenced by the Revolving Note.

     "Revolving Note" means the Borrower's promissory note, of even date, in the
      --------------
amount of Six Million and No/100 Dollars ($6,000,000.00), payable to the order of the Lender, and evidencing Borrower's obligation to repay the Revolving Loan.

     "Single Employer Plan" means any Plan which is covered by Title IV of
      --------------------
ERISA, but which is not a Multiemployer Plan.

     "Special Loan Account" means a deposit account established by the Borrower
      --------------------
with the Lender which is subject to the Lender's rights (i) to debit and apply all or any part of the Available Balance to payment of interest, fees, expenses and other amounts to which the Lender may be entitled from time to time, without the consent or approval of the Borrower being required, or (ii) to debit and apply all or any part of the Available Balance to reduce the principal balance of the Revolving Loan from time to time, without the consent or approval of the Borrower being required.

     "Tangible Net Worth" means the excess of the Borrower's total assets over
      ------------------
its total liabilities. In determining Tangible Net Worth, total assets shall exclude treasury stock; obligations of officers, directors, employees, affiliates, shareholders or subsidiaries of the Borrower; intangibles, goodwill and any investments by Borrower in corporations, limited liability companies or partnerships, partnerships, joint ventures or any other entities.

     "Termination Event" means (i) with respect to any Plan, the occurrence of a
      -----------------
Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal of the Borrower or any of its subsidiaries or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under
Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of the Borrower or any of its subsidiaries or any ERISA Affiliate from a Multiemployer Plan.

     "Toxic Substances" mean any materials which have been shown to have
      ----------------
significant adverse effects on human health or which are subject to regulation under the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601 et seq., applicable state law, or any other applicable federal, state or local laws now in force or hereafter enacted relating to toxic substances. "Toxic Substances" includes, but is not limited to, asbestos, polychlorinated biphenyls (PCBs), petroleum products, and lead-based paints.

     1.2  Accounting Terms. Accounting terms used in this Agreement but not
          ----------------
defined in this Agreement shall have the meanings given to them under GAAP.

     1.3  Use of Defined Terms. All terms defined in this Agreement shall have
          --------------------
the same defined meanings when used in any certificate, report or other document made or delivered in connection with this Agreement, unless otherwise set forth therein.

     1.4  UCC Terms. Terms that incorporate definitions provided in the Uniform
          ---------
Commercial Code ("UCC") of a particular state have the meanings ascribed to them in the Uniform Commercial Code as adopted in that state. Terms not otherwise defined herein and not incorporating a definition under the Uniform Commercial Code of any particular state, but which are defined in the Uniform Commercial Code as adopted by the Commonwealth of Virginia, shall have the meanings ascribed to them under the Uniform Commercial Code as adopted by the Commonwealth of Virginia.

     ARTICLE 2. LOAN.
     ---------------

     2.1  Revolving Line of Credit. The Lender agrees to extend the Revolving
          ------------------------
Loan to Borrower, subject to the terms and conditions of this Agreement. The initial principal balance of the Revolving Loan shall be the outstanding principal balance owing under that certain Promissory Note executed by Borrower dated as of October 24, 1997 as modified by that certain Extension Letter dated as of July 1, 1998, plus any additional Advances made by Lender on the Closing Date. Until the Ending Date, Borrower may borrow, repay and reborrow Advances in accordance with this Agreement.

          a.  Amount of Credit. The maximum outstanding aggregate principal
              ----------------
amount of all Advances under the Revolving Loan shall not at any time exceed the lesser of: (i) the Maximum Revolving Commitment Amount; or (ii) the Borrowing
-------
Base.

          b.  Mandatory Prepayments. If at any time the outstanding principal
              ---------------------
balance under the Revolving Note exceeds the maximum amount of credit then available under the Revolving Loan, Borrower shall make an immediate principal payment on the Revolving Loan in an amount sufficient to reduce the outstanding principal balance to the amount permitted under this Agreement.

          c.  Advances for Credit to Special Loan Account. If on any
              -------------------------------------------
Business Day Items are presented to the Lender for payment against the Special Loan Account, which Items in the aggregate would, if paid in full, cause the Available Balance on such day to be less than zero ($0.00), such presentment shall be deemed to be a request by the Borrower for an Advance on the date of such presentment in an amount equal to the amount (rounded upward to the nearest integral multiple of $1,000.00) required to cause the Available Balance to be not less than zero ($0.00). Such Advances, if the Borrower is entitled thereto, shall be deposited in the Special Loan Account.

              (1) Debit of Special Loan Account for Principal Curtails. If on
                  ----------------------------------------------------
any Business Day following the payment of all Items presented for payment against the Special Loan Account the Available Balance is greater than zero ($0.00), the Lender shall credit such excess amount as a reduction of the outstanding principal balance of the Revolving Loan.

              (2) Procedure for Advances. Borrower may request Advances by
                  ----------------------
telephone through its designated employee or employees as hereinafter provided. Each Advance request must be received by Lender not later than 1:00 p.m. (Eastern Standard time) on the date the Advance is to be made and must specify the amount of the Advance. Lender shall deposit the Advance into Borrower's account with Lender if Borrower is entitled to the Advance subject to the terms and conditions of this Agreement.

          d.  Repayment of Revolving Loan. Borrower promises to repay the
              ---------------------------
Revolving Loan, with interest, at the time and in the manner and in accordance with the terms provided in the Revolving Note.

          e.  Use of Revolving Loan Proceeds. The proceeds of the Revolving Loan
              ------------------------------
shall be used for working capital and, as to any Advance secured in whole or in part by the Assignment of a Government Account, to finance the performance of Government Contracts.

          f.  Revolving Loan Fees. Borrower promises to pay Lender the following
              -------------------
fees in consideration of entering into this Agreement. These fees are in addition to interest payable under the Revolving Note:

              (1) an unused fee of three eights of one percent (.375%) per annum on the unused portion of the Maximum Revolving Commitment Amount, calculated and payable monthly, in arrears, commencing on the fifth day following the end of the first calendar month after the date of this Agreement. The unused fee shall be determined by applying a per-diem rate of interest based on the interest rate set forth herein, calculated on the basis of a 360-day year, to the actual number of days that the portion of the Maximum Revolving Commitment Amount is unused.

              (2) an administration fee of $500 per month to cover administrative costs associated with the Revolving Loan, payable on the first day of the first calendar month following the Closing Date and on the first day of each month thereafter.

              (3) Lender's standard fees and charges in connection with the Special Loan Account and any other deposit accounts established and maintained with the Lender by the Borrower, as such fees and charges may be established and changed from time to time.

              (4) Lender shall have the right to perform field examinations at any time, in its sole discretion. Each field examination will be at Lender's own expense if no Event of Default has occurred and remains uncured at the time of the field examination, but shall be at the Borrower's expense if an Event of Default has occurred and remains uncured at the time of the field examination.

     ARTICLE 3. CONDITIONS PRECEDENT TO LOAN.
     ---------------------------------------

     3.1 Conditions Precedent to Initial Advance. The obligation of the Lender
         ---------------------------------------
to make any Advance under the Revolving Loan is subject to the satisfaction (in the sole judgment of the Lender) of the following conditions on or before the Closing Date:

          a.  Representation and Warranties; Compliance. All representations and
              -----------------------------------------
warranties made by Borrower in or in connection with this Agreement or any of the other Loan Documents or otherwise made in writing in connection with this Agreement shall be true and correct on the Closing Date, and the Borrower shall have performed all of the promises or undertakings under this Agreement and satisfied all of the conditions of this Agreement that the Borrower was required to perform or to satisfy as of the Closing Date.

          b.  Documents Concerning the Borrower. Borrower shall deliver to the
              ---------------------------------
Lender copies of all documents requested by the Lender, including a complete, correct and current copy of the Borrower's organizational documents including, for a corporate entity, Articles of Incorporation, certified by the Borrower's corporate secretary; a complete, correct and current copy of its Bylaws, certified by Borrower's corporate secretary; a complete, correct and current copy of all resolutions of Borrower's Board of Directors authorizing the execution, delivery and performance of this Agreement and of the other Loan Documents, certified by Borrower's corporate secretary; and appropriate certificates of incumbency for those officers of Borrower executing this Agreement or any of the other Loan Documents, certified by Borrower's corporate secretary and president. In addition, the following documents and materials shall have been delivered to the Lender, and must be satisfactory to the Lender in form and substance:

              (1) All supporting documentation with regard to the Borrower, the Revolving Loan as the Lender may require;

              (2) Such additional information, instruments, opinions, documents, certificates and reports relating to the Borrower or the Collateral as the Lender may deem necessary;

              (3) Such lien releases or termination statements as Lender may deem necessary to remove any Encumbrances on the Collateral; and

              (4) Results of a field examination conducted by the Lender or by a certified public accounting firm engaged by the Lender.

          b.  Executed Note and Loan Documents. Borrower shall deliver to the
              --------------------------------
Lender, fully executed: this Agreement, the Revolving Note, UCC-1 Financing Statements and such other documents, instruments and certificates as the Lender may reasonably require, in form and substance satisfactory to the Lender. All taxes, fees and charges with respect to the preparation, filing and recording of the Loan Documents shall have been paid by Borrower. In addition, the Lender shall have received such landlord and mortgagee waivers as it shall request with respect to any landlord or mortgagee which may claim or have an interest in any of the Collateral.

          c. Financing Statements. All Financing Statements deemed necessary by
             --------------------
the Lender to perfect its security interest in the Collateral or any other collateral securing the Revolving Loan.

          d. Legal Opinion. Borrower shall deliver to the Lender a written
             -------------
opinion or opinions of legal counsel for Borrower dated the Closing Date and addressed to the Lender, which opinions must be in form and content satisfactory to the Lender. Without limiting the generality of the foregoing, the opinion or opinions must address the Borrower's organization, existence, power, good standing and authority and as to the validity, binding effect and enforceability of the Loan Documents, including the existence, validity, enforceability, attachment, perfection, and binding effect of any security interest, lien or assignment being granted by Borrower or any Guarantor or other person providing Collateral to Lender with respect to the Collateral.

          e.  Special Loan Account. The Borrower shall establish the Special
              --------------------
Loan Account with the Lender.

          f. Compliance with Covenants. Borrower shall establish to Lender's
             -------------------------
satisfaction that the Advance will not cause Borrower to cease to comply with Borrower's financial covenants as set forth hereinafter.

          g. Borrowing Base Certificate. Borrower shall deliver to the Lender a
             --------------------------
Borrowing Base Certificate dated the Closing Date with supporting schedules attached thereto, including without limitation, current accounts receivable and accounts payable reports.

     3.2  Future Advances. The obligation of the Lender to make any Advance
          ---------------
under the Revolving Loan subsequent to the Closing Date is further conditional on:

          a. the Lender's determination, in its sole judgment, that the conditions precedent to the first Advance are satisfied as of the Borrowing Date for the subsequent Advance;

          b. the Lender's receipt of a Borrowing Base Certificate, executed by a duly authorized officer of the Borrower with supporting updated schedules attached thereto;

          c. all representations and warranties contained herein shall be true and correct at the date of such disbursement;

          d. the Lender's determination, in its sole discretion, that no material adverse change has occurred in the financial condition of the Borrower from that disclosed in the most recent financial statements furnished to the Lender prior to the Closing Date; and

          e. no Event of Default has occurred and remains uncured, and no event has occurred or circumstance exists which, with the passage of time or the giving of notice or both, would constitute an Event of Default.

     3.3  Lender's Right To Rely On Communications. Borrower shall provide the
          ----------------------------------------
Lender with written notice designating employees or agents of the Borrower who are authorized to communicate with Lender on the Borrower's behalf regarding Advances and other matters pertaining to this Agreement. Until further notice, Borrower designates Gene F. Zaino, Walton E. Bell III and Matthew Jones, or any one of them, as its employees authorized to communicate with the Lender. The Borrower authorizes the Lender to accept, rely upon, act upon and comply with, any verbal or written instructions, requests, confirmations and orders of any employee or agent so designated by the Borrower. The Borrower acknowledges that the transmission between the Borrower and the Lender of any such instructions, requests, confirmations and orders involves the possibility of errors, omissions, mistakes and discrepancies and agrees to adopt such internal measures and operational procedures as Borrower deems necessary to protect its interests. The Borrower hereby assumes all risk of loss arising out of: (i) the Lender's acceptance, reliance on, compliance with or observation of any such instructions, requests, confirmations or orders; and (ii) any such errors, omissions, mistakes and discrepancies, except those caused by the Lender's gross negligence or willful misconduct. Borrower agrees to indemnify Lender and to hold Lender harmless for and from all claims, demands, suits, actions, judgments, decrees, losses or damages, including attorneys fees and expenses, that Lender may incur as a result of the foregoing events or occurrences for which the Borrower has assumed the risk of loss.

     ARTICLE 4. SECURITY.
     -------------------

     4.1      (a) Grant of Security Interest. As security for (i) the payment of
                  --------------------------
the Revolving Loan, and any other extensions of credit, loans, letters of credit or other financial accommodations now or hereafter made by the Lender for the benefit of the Borrower, and (ii) for any other liability or obligation of Borrower to Lender whether now or hereafter existing, of every kind and description, whether or not evidenced by notes or other instruments, and whether or not such liability or obligations are direct or indirect, fixed or contingent, liquidated or unliquidated, the Borrower hereby assigns, grants and conveys to the Lender a security interest in the Collateral. The Borrower further agrees that the Lender shall have in respect of the Collateral all of the rights and remedies of a secured party under the Uniform Commercial Code, other applicable law and this Agreement. The Borrower covenants and agrees to execute and deliver such financing statements and other instruments and filings or perform any and all acts as are necessary in the opinion of the Lender to perfect, maintain and protect the security interest hereby granted. The Borrower shall not dispose of the Collateral, or any part thereof, other than in the ordinary course of its business or as otherwise may be permitted by this Agreement.

              (b) Inventory and Equipment
                  -----------------------

                  (i) The Borrower shall not permit any of the Equipment to become a fixture to any real estate unless subordination agreements satisfactory to the Lender are obtained by any owner or mortgagee of such real estate.

                  (ii) The Lender's security interest shall extend and attach to Inventory which is presently in existence and is owned by the Borrower or in which the Borrower purchases or acquires an interest at any time and from time to time in the future, whether such Inventory is in transit or in the Borrower's constructive, actual or exclusive occupancy or possession or not, and wherever the same may be located, including, without limitation, all Inventory which may be located at the premises of the Borrower or upon the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents, finishers, convertors or other third parties who may have possession of the Inventory.

                  (iii) Upon sale, exchange, lease or disposition of the Inventory or Equipment, the security interest of the Lender shall without break in continuity and without further formality or act continue in and attach to all cash and non-cash proceeds of such sale, exchange, lease or disposition, including Inventory returned or rejected by customers or repossessed by either the Borrower or the Lender. As to any such sale, exchange, lease or disposition, the Lender shall have all of the rights of an unpaid seller, including stoppage in transit, replevin, detinue and reclamation.

     4.2  Certain Rights of the Lender. The Lender shall have the right, but
          ----------------------------
not the obligation, (i) to pay any taxes or levies on the Collateral or any costs to repair or to preserve the Collateral; and (ii) to cure any defaults by Borrower on contracts by the Borrower intended to give rise to Accounts. Such payments and the costs of curing such defaults shall constitute Advances under the Revolving Note and shall be secured pursuant to this Agreement notwithstanding that such Advances may cause the unpaid principal balance of the Loan to exceed the Maximum Revolving Commitment Amount.

     4.3  Financing Statements. At the request of the Lender, Borrower will join
          --------------------
with the Lender in executing financing statements, continuation statements and other documents with respect to the Collateral pursuant to the Uniform Commercial Code or otherwise, in form satisfactory to the Lender, and Borrower will pay the cost of filing the same in all public offices wherever the Lender deems filing to be necessary or desirable. Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement, provided however, that it shall not limit the obligations of Borrower as previously set forth herein. Borrower grants the Lender the right, at the Lender's option, to file any or all such financing statements, continuation statements and other documents pursuant to the Uniform Commercial Code and otherwise, without Borrower's signature, and irrevocably appoints the Lender as Borrower's attorney-in-fact to execute any such statements and documents in Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and to continue the security interests conferred by this Agreement.

     4.4  Records of Collateral; Information. Borrower at all times will
          ----------------------------------
maintain accurate books and records covering the Collateral. Borrower immediately will mark all books and records with an entry showing the absolute assignment of and granting of a security interest in all Collateral to Lender, and hereby grants the Lender the right to audit the books and records of Borrower relating to Collateral at any time and from time to time. Borrower shall (i) promptly furnish the Lender with any information with respect to Collateral requested by Bank; (ii) allow the Lender or its representatives to inspect the Collateral, at any time and wherever located, and to inspect and copy, or furnish the Lender or its representatives with copies of all records relating to the Collateral; (iii) furnish the Lender or its representatives such information as the Lender may request to identify the Collateral, at the time and in the form requested by Lender; and (iv) deliver upon request to Lender shipping and delivery receipts evidencing the shipment of goods and invoices evidencing the receipt of the Collateral and payment for the Collateral.

     4.5  No Release. No injury to the Collateral, loss or destruction of the
          ----------
Collateral, failure to perfect or to continue the perfection of Lender's security interest in the Collateral, or release of Lender's security interest in the Collateral, or any part of it, shall relieve Borrower of any obligation under this Agreement or under any of the other Loan Documents. Borrower expressly waives all defenses based on suretyship or impairment of collateral, and shall not be released or discharged of any obligation under the Loan Documents, in whole or in part, by Lender's failure to protect or preserve the Collateral. No Person, in deciding to enter into this Loan Agreement, has relied on the execution of this Loan Agreement or the granting of a security interest in Collateral by any other Person. Each Person comprised by the term Borrower waives notice of any change in financial condition of any Person liable for the Loans or any part thereof, and agrees that maturity of the Loans or any part thereof may be accelerated, extended or renewed one or more times by Lender in its discretion, without notice to the Person and without affecting Lender's security interest in the Collateral. Lender shall not be required to bring any action against any other Person or to resort to any other security or to any balance of any deposit account as a condition of enforcing its rights against any of the Collateral.

     4.6  Assignment of Payments Under Certain Government Contracts and
          -------------------------------------------------------------
Government Accounts. On the Closing Date, and thereafter promptly upon the
-------------------
creation of any Government Contract or Government Account in excess of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00), Borrower shall execute and deliver to Lender specific Assignments of Payments due or to become due with respect to any such Government Account. Borrower shall execute and deliver any and all documents and take any and all steps necessary to provide the Lender with an Assignment. The separate Assignment to the Lender of a right to payment under specific Government Contracts, as contemplated under this Section, shall not be deemed to limit the Lender's security interest to Payments under those particular Government Contracts and the related Government Accounts, but rather the Lender's security interest, as stated above, shall extend to Payments under any and all Government Contracts and the related Government Accounts and proceeds thereof, now or hereafter owned or acquired by Borrower.

     4.7  Additional Remedy for Failure to Assign Payments. Borrower
          ------------------------------------------------
acknowledges that the Lender will be irreparably harmed if Borrower fails to assign Payments due or to become due under any Government Contract when required by this Agreement, and that the Lender shall have no adequate remedy at law. Therefore, the Borrower agrees that the Lender shall be entitled, in addition to all other remedies allowed by law or under this Agreement, to injunctive or other equitable relief to compel Borrower's compliance with the provisions of this Agreement requiring the Borrower to assign Payments due or to become due under any Government Contract.

     4.8 Indemnification. In any suit, proceeding or action brought by or
         ---------------
against the Lender relating to the Collateral, the Borrower will save, indemnify and keep the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of any obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Borrower, and all such obligations of the Borrower shall be and remain enforceable against and only against the Borrower and shall not be enforceable against the Lender. The foregoing obligation of the Borrower to indemnify the Lender shall survive the payment of the Loans and the termination of this Agreement but shall not extend to any suit, proceeding or action arising out of the Lender's gross negligence or willful misconduct.

     ARTICLE 5. BORROWER'S REPRESENTATIONS AND WARRANTIES.
     ----------------------------------------------------

     To induce the Lender to enter into this Agreement and to extend the Revolving Loan to Borrower, Borrower makes the following representations and warranties to the Lender. These representations and warranties are continuing, and each request for an Advance shall be deemed to be an affirmation of these representations and warranties as of the date of the most recent Borrowing Base Certificate submitted prior to the request.

     5.1 Corporate Authority; Subsidiaries. Borrower (i) is an entity duly
         ---------------------------------
organized, validly existing, and in good standing under the laws of its state of organization, (ii) is qualified to do business as a foreign corporation and is in good standing in all jurisdictions where its activities or ownership of property require such qualification, and (iii) has the full and unrestricted power and authority, corporate and otherwise, to own, operate and lease its properties, to carry on its business as currently conducted, to execute and deliver and perform the Loan Documents, to incur the obligations provided for herein and therein, and to perform the transactions contemplated hereby and thereby (including without limitation, the creation of the lien and security interest in favor of the Lender in the Collateral, the Assignments and any other Collateral required by this Agreement), all of which have been duly and validly authorized by all proper and necessary action (all of which actions are in full force and effect). Borrower has no subsidiaries other than those previously disclosed in writing to the Lender; Technology Development Systems, Inc., a subsidiary of The Netplex, Group, Inc., is dormant and will remain dormant for the term of this Agreement. Each of the Persons comprised by the term Borrower maintains its chief executive office at the location stated in Exhibit D
                                                               ---------
attached hereto and made a part hereof

     5.2  Approvals. Borrower has provided Lender with a true and accurate
          ---------
certificate of a Resolution of the Borrower's Board of Directors authorizing the loan transactions contemplated by this Agreement. No further approval, consent or other action by the stockholders of Borrower, by any governmental authority or by any other Person is or will be necessary to permit the valid execution, delivery or performance by Borrower of this Agreement or any of the other Loan Documents.

     5.3  Binding Effect, No Violations. Each of the Loan Documents, upon its
          -----------------------------
execution and delivery, will constitute a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms. The execution, delivery and performance of the Loan Documents will not (i) violate, conflict with or constitute a default (with due notice, lapse of time or both) under any law, regulation, order or any other requirement of any court, tribunal, arbitrator or governmental authority, any terms of the organizational documents of Borrower, or any contract, agreement or other arrangement binding upon or affecting Borrower or any of its properties, or (ii) result in the creation, imposition or acceleration of any indebtedness or any Encumbrance of any nature upon, or with respect to, Borrower or any of its properties, except such Encumbrances in favor of Lender.

     5.4  Litigation. Except as set forth in Exhibit E attached hereto,
          ----------
previously disclosed to the Lender in writing, there is no claim, litigation, proceeding or investigation pending, threatened or reasonably anticipated against or affecting Borrower, its properties or business, this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, before or by any court, tribunal, arbitrator or governmental authority, and there is no possibility of any judgment, liability or award which reasonably may be expected to result in any material adverse change in the business, operations, prospects, properties or assets or condition, financial or otherwise, of Borrower. Borrower is not in default with respect to any judgment, order, writ, injunction, decree, rule, award or regulation of any court, governmental instrumentality or agency, commission, board, bureau, arbitrator or arbitration panel.

     5.5  Title to and Condition of Assets. Except as previously disclosed to
          --------------------------------
the Lender by Borrower in writing, the Borrower has good, valid and marketable title to all of its properties and assets (whether real or personal), and there exist no Encumbrances on any of Borrower's properties or assets, including without limitation, the Collateral. All personal property of Borrower is in good operating condition and repair, and is suitable and adequate for the uses for which it is being used. Upon the execution and delivery of this Agreement, and upon the filing of financing statements or the Lender's taking possession of the Collateral, as the case may be, the Lender will have a good, valid and perfected first priority lien and security interest in the Collateral, subject to no Encumbrance in favor of any other Person.

     5.6  Loan Application. The statements made and the documents delivered by
          ----------------
Borrower to the Lender in connection with its application for the Revolving Loan and in connection with this Agreement and the other Loan Documents are true, correct and complete, in all material respects, omit no material facts, are not misleading, and present fairly the condition (financial or otherwise) of Borrower.

     5.7  No Change. No change in the business, operations, properties or
          ---------
condition (financial or otherwise) of Borrower, or any other event, has occurred since the date of the most recent financial statements submitted to the Lender by Borrower, which change might adversely affect the ability of Borrower to perform or comply with all terms, conditions and agreements to be performed or complied with by Borrower under this Agreement or under any of the other Loan Documents, or to perform the transactions contemplated by this Agreement or the other Loan Documents.

     5.8   Taxes. Borrower has timely filed all tax returns and reports required
           -----
by any governmental authority to be filed by Borrower, and such returns and reports are true and correct. Borrower has paid all taxes, assessments and other government charges imposed upon it or its income, profits or properties, or upon any part thereof, other than those presently payable without penalty or interest and Borrower has timely filed all claims for refunds to which Borrower is entitled. The amounts reserved as a liability for income and other taxes payable in the most recent financial statements of Borrower provided to the Lender are sufficient for the payment of all unpaid federal, state, county and local income, excise, property and other taxes, whether or not disputed, of Borrower accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto, and for which Borrower may be liable in its own right or as a transferee of the assets of, or as successor to, any other Person.

     5.9   No Default. No Event of Default, and no event which with notice,
           ----------
lapse of time or other condition would constitute an Event of Default, has occurred and is continuing.

     5.10  Compliance with Laws, Governance Documents and Agreements. Borrower
           ---------------------------------------------------------
has complied and is in full compliance with all applicable laws, ordinances, rules, regulations, orders and other requirements of any governmental authority or arbitrator, and with all terms and conditions of its Governance Documents, and with each agreement binding upon or affecting Borrower or any of its properties. Borrower is not in default with respect to any Debt. Borrower will take all necessary actions to remain in full compliance with such laws, ordinances, rules, regulations, orders and any other requirements, the Governance Documents and all other agreements. Should Borrower be deemed by any governmental authority or deem itself to be in violation of any relevant law, ordinance, rule, regulation, orders or other requirement, Governance Document or agreement, Borrower shall notify the Lender promptly of such violation and take all necessary remedial actions. Without limiting the generality of the foregoing, Borrower represents to Lender that: (1) Borrower has previously disclosed to Lender all of Borrower's activities that involve the use, manufacturing, storage, disposal, emission, discharge, generation or transportation of Hazardous Wastes, Toxic Substances or other materials regulated by Environmental Laws; (2) Borrower has complied and is in full compliance with all Environmental Laws; (3) Borrower maintains in full force and effect all permits required by Environmental Laws; and (4) there exists no pending or threatened litigation, order, ruling, notice or investigation regarding the Borrower's use, manufacturing, storage, disposal, emission, discharge generation or transportation of Hazardous Wastes or Toxic Substances or regarding any violation or alleged violation of any Environmental Laws.

     5.11  Licenses and Contracts. All franchises, licenses, trademarks, trade
           ----------------------
names, copyrights, patents, permits, certificates, consents, approvals, authorizations, agreements and contracts necessary to operate Borrower's business as it currently is being operated and to own or lease Borrower's property have been obtained, are in effect, have been complied with in all material respects by Borrower, are free from challenge, and are fully assignable to the Lender for the purpose of securing the Revolving Loan to the extent allowed under applicable law. Borrower has no knowledge and has not received any notice to the effect that any product it manufactures or sells, or any service it renders, or any process, method, know-how, trade secret, part or material it employs in the manufacture of any product it makes or sells or any service it renders, or the marketing or use by it or another of any such product or service, may infringe any trademark, trade name, copyright, patent, trade secret or legally protected right of any other Person.

     5.12  Intellectual Property. The Borrower and all Subsidiaries own all
           ---------------------
right, title and interest in and to all Intellectual Property used in and material to the operation of its business or, for such Intellectual Property that is not owned, possesses adequate licenses or other legally enforceable rights to use the same. The Borrower has no reason to believe that any valid basis exists upon which a claim adversely affecting any such Intellectual Property may be asserted against the Borrower or any Subsidiary. To the best knowledge of the Borrower, no Person is infringing upon the Intellectual Property used by the Borrower or any Subsidiary material to the operation of their respective businesses. The Borrower has taken appropriate steps to protect the secrecy, confidentiality and value of its and all subsidiaries' rights in and to such Intellectual Property and to prevent others from using such Intellectual Property without consent.

     5.13  Disclosure. No representation or warranty of Borrower contained in
           ----------
this Agreement or any of the Loan Documents and no written statement of fact furnished or to be furnished by Borrower to the Lender pursuant to this Agreement or any of the Loan Documents, when viewed together, contains or will contain any untrue statement of a fact material to the financial condition of Borrower, or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein, or furnished herewith or therewith, not misleading.

     5.14  Trade Name; Merger. During the five years immediately preceding the
           ------------------
date of this Agreement, neither the Borrower nor any predecessor of the Borrower has used any corporate or fictitious name other than its current corporate name, except as set forth on Schedule 5.14 attached hereto and made a part hereof. Borrower utilizes no trade names in the conduct of its business, except as disclosed in writing to the Lender, and has not changed its name, or been the surviving entity in a merger or acquired any business.

     5.15  Payment of Employees and Subcontractors. Borrower is not in default
           ---------------------------------------
with regard to the payment of any employee or subcontractor.

     5.16  ERISA Borrower is in compliance with Borrower's obligations under
           -----
ERISA. Without limiting the generality of the foregoing:

          a. During the five-year period prior to the date on which this representation is made or deemed made; (i) no Termination Event has occurred, and, to the best of the Borrower's knowledge, no event or condition has occurred or exists as a result of which any Termination Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state taws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

          b. The actuarial present value of all "benefit liabilities" under each Single Employer Plan (determined within the meaning of Section 401(a)(2) of the Code, utilizing the actuarial assumptions used to fund such Plans), whether or not vested, did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the current value of the assets of such Plan allocable to such accrued liabilities.

          c. Neither the Borrower nor any of its subsidiaries nor any ERISA Affiliate has incurred, or, to the best of the Borrower's knowledge, are reasonably expected to incur any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower, any of its subsidiaries nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Borrower, reasonably expected to be in reorganization, insolvent or terminated.

          d. No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject the Borrower or any of its subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any of its subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

     5.17  Government Contracts. Borrower is not currently a party to any
           --------------------
Government Contract.

     5.18  Assignment Claims Act. Borrower covenants and agrees that Borrower
           ---------------------
will comply with any and all of the requirements of the Assignment of Claims Act, where such statutes are applicable to any Government Contract, and shall take all such other action as may be necessary to facilitate the assignment and perfection of the Lender's interest in Payments under any Government Contract.

     ARTICLE 6. BORROWER'S AFFIRMATIVE COVENANTS
     -------------------------------------------

     Until all obligations of Borrower under this Agreement and the other Loan Documents are paid in full and performed, Borrower covenants and agrees that it shall:

     6.1   Payment of Revolving Loan. Punctually make the payments on the
           -------------------------
Revolving Loan at the times and places and in the manner specified in the Revolving Note.

     6.2   Organizational Existence. Preserve, maintain and keep in full force
           ------------------------
and effect its organizational existence and good standing in the jurisdiction of its organization.

     6.3   Corporate Rights and Franchises; Qualification; Orderly Conduct of
           ------------------------------------------------------------------
Business Preserve, maintain and keep in full force and effect all franchises,
---------
licenses, permits, certificates, consents, approvals, authorizations, agreements and contracts material to the operation of Borrower's business as it currently is being conducted, whether now existing or hereafter granted to or obtained by Borrower; qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its activities and ownership of property; continue to engage in a business of the same general type as now conducted by it; and conduct such business in an orderly, efficient and regular manner consistent with the conduct of its business prior to the date of this Agreement.

     6.4   Taxes, Charges and Obligations. Pay and discharge all taxes,
           ------------------------------
assessments and governmental charges or levies imposed upon it or upon its income, profits, properties or any part thereof, prior to the date on which penalties attach thereto, as well as all claims which, if unpaid, might become an Encumbrance upon any properties of Borrower, and pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of the indebtedness and other obligations of whatever nature of Borrower; however, Borrower shall not be required to pay any such tax, assessment, charge, levy, claim, indebtedness or obligation so long as (i) the validity thereof is being contested by Borrower in good faith and by proper proceedings, (ii) Borrower sets aside on its books adequate reserves therefor, and (iii) in the case where any such tax, assessment, charge, claim or levy might become an Encumbrance upon any item of the Collateral or any part thereof, Borrower makes arrangements acceptable to the Lender to secure the payment thereof.

     6.5   Maintenance of Property. Preserve and keep all property used or
           -----------------------
useful in its business, including without limitation, the Collateral, in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements thereof.

     6.6   Insurance. Maintain and keep in full force and effect, with
           ---------
financially sound and reputable insurance companies acceptable to the Lender, insurance in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Borrower operates (but in any event, casualty insurance covering the Borrower's tangible personal property and real estate for their full replacement value and comprehensive public liability insurance coverage with limits of not less than $1,000,000.00 for any one occurrence and $3,000,000.00 for the aggregate of all occurrences during a policy period of no more than one (1) year), all such insurance policies to be in form and substance satisfactory to the Lender. If requested by the Lender, Borrower shall also procure, maintain and keep in full force and effect business interruption insurance in an amount, in form and issued by companies acceptable to the Lender in all respects. All liability insurance policies shall name the Lender as an additional insured, and all casualty insurance or business interruption insurance policies shall name Lender as the loss payee. All insurance policies shall prohibit cancellation (including cancellation for nonpayment of premium) or reduction of coverage except with thirty (30) days' prior written notice to and consent of the Lender. At least thirty (30) days prior to the expiration date of each and every insurance policy required by this Agreement, Borrower shall obtain and deliver to the Lender a renewal or substitution policy in form and substance satisfactory to the Lender.

     6.7   Contract Obligations. Perform in accordance with its terms every
           --------------------
contract, agreement, obligation or other arrangement to which Borrower is a party or by which it or any of its property is bound. In the event that any default or performance deficiency occurs, Borrower shall notify the Lender promptly in writing. Borrower shall provide the Lender promptly with copies of any cure notices or stop work notices it may receive from the Government on any Government Contract and detail the proposed corrective action.

     6.8   Compliance with Laws. Comply with all applicable laws, regulations,
           --------------------
orders and other requirements of any court, tribunal, arbitrator or governmental authority, non-compliance with which could have a material adverse effect on the business, operations, property or condition (financial or otherwise) of Borrower. Without limiting the generality of the foregoing, Borrower shall:
(1) comply strictly and in all respects with all Environmental Laws affecting the Borrower or its property; (2) promptly forward to the Lender copies of all orders, notices, permits, applications or other communications and reports finding or alleging that Borrower or its property does not comply with any of the Environmental Laws; (3) promptly provide a proposed response action, or plan with respect to any failure to comply with Environmental Laws; and (4) defend the Lender, indemnify the Lender, and hold the Lender harmless from and against any claims, demands, suits, actions, judgements, decrees, losses or damages, including attorneys' fees, arising out of the failure of Borrower of any of its properties to comply with any of the Environmental Laws.

     6.9   Books and Records. Keep and maintain at its chief executive offices
           -----------------
adequate and proper records and books of account, in which complete entries are made in accordance with GAAP, consistently applied, and in accordance with all laws, regulations, orders and other requirements of any court, tribunal, arbitrator or governmental authority, reflecting all financial and other transactions of Borrower normally and customarily included in records and books of account of companies engaged in the same or similar businesses and activities as Borrower.

     6.10  Access to Borrower's Properties, Books and Records. Permit the Lender
           --------------------------------------------------
and any agents or representatives thereof to visit and inspect the Borrower's properties to examine and make abstracts from any of Borrower's books and records at any and all reasonable times and as often as the Lender or such agents or representatives may desire, and to discuss the business, operations, properties and condition (financial and otherwise) of Borrower with any of the officers, directors, agents or representatives (including without limitation, the independent certified public accountants) of Borrower. In addition to having the right to perform field audits of the Borrower's books and records, Lender shall have the right, but not the obligation, to contact the contracting officer under any Government Contract directly to determine Borrower's contract performance status on the Government Contract.

     6.11  Financial and Other Statements. Furnish to the Lender:
           ------------------------------

           a. Annual Financial Statements. As soon as available, but in no event
              ---------------------------
more than one hundred twenty (120) days after the close of each of the Borrower's fiscal years, audited financial statements for that year, stating the Borrower's financial condition. The financial statements shall be prepared by an independent certified public accountant acceptable to Lender, in accordance with GAAP, consistently applied. The financial statements must be acceptable to Lender in form and substance, and shall contain such detail as Lender may require. The financial statements shall include a consolidated and consolidating balance sheet as of the end of such fiscal year, a profit and loss statement and a cash flow statement. Borrower shall also furnish to Lender projections (budgets) for the upcoming fiscal year, which projections shall include a balance sheet, profit and loss statement and cash flow statement. If the Borrower comprises a parent corporation and its subsidiaries, the financial statements shall state the financial condition of the parent corporation and those subsidiaries on a consolidated basis.

           b. Annual Opinion of Accountant. As soon as available but in no event
              ----------------------------
more than one hundred twenty (120) days after the close each of the Borrower's fiscal years, an opinion of the independent certified public accountant who prepared the Borrower's annual financial statements. The opinion shall be acceptable to Lender in form and substance and shall contain no qualification that is unacceptable to Lender. The opinion shall state also whether the accountant's examination of the Borrower's financial condition has revealed the occurrence of an Event of Default or an event that would constitute an Event of Default with the giving of notice or the lapse of time or both, and, if such an Event of Default or event has occurred, shall describe such Event of Default or event in detail satisfactory to Lender.

           c. Management Letters. Promptly upon receipt thereof, copies of any
              ------------------
reports submitted to the Borrower by independent certified public accountants in connection with examination of the financial statements of the Borrower made by such accountants;

           d. Quarterly Statements and Certificates. As soon as available but in
              -------------------------------------
no event more than forty-five (45) days after the close of each of the Borrower's fiscal quarters, the Borrower will provide a contract backlog report and contract revenue summary, and a summary of bids, proposals and other marketing costs.

           e. Borrowing Base Certificates. Borrower shall submit a fully
              ---------------------------
completed Borrowing Base Certificate not later than fifteen (15) days after the end of each month, stating the Borrowing Base as of the last day of the preceding month. At Lender's request, the Borrower shall furnish to the Lender such schedules, certificates, lists, records, reports, information and documents to enable the Lender to verify the Borrowing Base.

           f. Monthly Reports. Borrower shall deliver to the Lender:
              ---------------

              (1) as soon as available, but not later than thirty (30) days after the end of each month, balance sheets, profit and loss statements, and statements of cash flow, with supporting schedules,

              (2) as soon as available, but not later than fifteen (15) days after the end of each month, an accounts receivable aging schedule in intervals of not more than 30 days,and

              (3) as soon as available, but not later than fifteen (15) days after the end of each month, an accounts payable report in intervals of not more than 30 days.

           g. Government Contract Audits. As soon as available but in no event
              --------------------------
more than ten (10) days after the Borrower's receipt, the results of all audits by the Defense Contract Audit Agency, or any other government agency, conducted before the award of a contract, before the final payment on a contract, or at any other time.

           h. Additional Reports and Information. With reasonable promptness,
              ----------------------------------
such additional information, reports or statements as the Lender may from time to time request.

           i. Certification by Accountant. With the financial statements to be
              ---------------------------
provided pursuant to this Agreement, Borrower shall provide a certification by Borrower's independent certified public accountant that Borrower is in full compliance with this Agreement.

           j. Compliance Certificate. With the Borrowing Base Certificates to be
              ----------------------
provided pursuant to this Section, Borrower shall deliver a certificate signed by a principal financial officer of the Borrower stating whether any Event of Default has occurred, or any event which, upon notice or lapse of time or both, would constitute an Event of Default.

     6.12  Accounts. Upon the creation of Accounts, or from time to time as the
           --------
Lender may require, Borrower shall deliver to the Lender schedules of all outstanding Accounts. Such schedules shall be in form and detail satisfactory to the Lender, shall show the age of such Accounts in intervals not greater than thirty (30) days, and shall contain such other information and be accompanied by such supporting documents as the Lender may from time to time prescribe. Borrower also shall deliver to the Lender copies of Borrower's invoices, evidences of shipment or delivery and such other schedules and information as the Lender may reasonably require. The items to be provided under this Section are to be prepared and delivered to the Lender from time to time solely for its convenience in maintaining records of the Collateral, and Borrower's failure to give any of such items to the Lender shall not affect, terminate, modify or otherwise limit the Lender's security interest granted in the Accounts. Without limiting the generality of the foregoing, Borrower shall promptly notify the Lender when Borrower obtains any new Government Contract or Government Account for which Payments are to be specifically assigned to the Lender pursuant to this Agreement, and Borrower shall furnish to the Lender, upon request, a copy of each Government Contract of Borrower and a copy of each amendment thereto or modification thereof which changes the price of such contract or the amount funded to pay for such contract, except to the extent that furnishing such copies may be prohibited by government security regulations.

     6.13  Collateral. Maintain all tangible Collateral in good condition;
           ----------
insure insurable Collateral for its full replacement cost under an insurance policy acceptable to Lender that names Lender as loss payee; execute, deliver and file, or cause the execution, delivery and filing of, any and all documents (including without limitation, financing statements and continuation statements), necessary or desirable for the Lender to create, perfect, preserve, validate or otherwise protect a first priority lien and security interest in the Collateral; maintain, or cause to be maintained, at all times, the Lender's first priority lien and security interest in the Collateral; immediately upon learning thereof, report to the Lender any reclamation, return or repossession of any goods forming a part of the Collateral, any claim or dispute asserted by any debtor or other obligor owing an obligation to Borrower, and any other matters affecting the value or enforceability or collectibility of any of the Collateral; defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Lender, and pay all costs and expenses (including attorneys' fees and expenses) incurred in connection with such defense; at Borrower's sole cost and expense (including attorneys' fees and expenses), settle any and all claims, demands and disputes, and indemnify and protect the Lender against any liability, loss or expenses arising from any such claims, demands or disputes or out of any such reclamation, return or repossession of goods forming a part of the Collateral; however, if the Lender shall so elect, the Lender shall have the right at all times to settle, compromise, adjust or litigate all claims and disputes directly with the Customer or other obligor owing an obligation to Borrower upon such terms and conditions as the Lender deems advisable, and all costs and expenses thereof (including attorneys' fees and expenses) shall be incurred for the account of Borrower and shall constitute a part of the obligations owed to the Lender and secured pursuant to this Agreement. The Borrower's equipment set forth in Exhibit F attached hereto and made a part hereof shall be kept and maintained at the locations set forth in said Exhibit; Borrower shall not relocate or move the equipment without the Lender's prior written consent, which shall not be unreasonably withheld. If Lender consents to the relocation of certain equipment, Borrower shall execute all documents or financing statements and take such action as Lender may request to assure that Lender's first priority security interest in the equipment continues to be perfected under the Uniform Commercial Code or other applicable laws of the jurisdiction to which the equipment is moved.

     6.14  Financial Covenants. Maintain:
           -------------------

           a. Depository Accounts. Primary operating and depository accounts
              -------------------
with the Lender, including without limitation, the Special Loan Account.

           b. Tangible Net Worth. A minimum Tangible Net Worth as follows:
              ------------------

              (1)  $2,100,000, from the Closing Date through June 29, 1999; and

              (2)  $2,750,000, at all times thereafter.

     6.15. Notice of Litigation, Default and Loss. Give immediate notice to the
           --------------------------------------
Lender upon the occurrence of any Event of Default or event which with notice or lapse of time or otherwise would constitute an Event of Default, and of any loss or damage to any of the Collateral. Borrower also shall give immediate notice to the Lender of any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency (domestic or foreign), commission, board, bureau, arbitrator or arbitration panel which, if adversely determined, could materially impair or affect the right of Borrower to carry on its business substantially as now conducted or could materially affect its respective business, operations, prospects, properties, assets (including the Collateral) or condition, financial or otherwise. Immediately upon becoming aware that the holder of any Debt or Encumbrance has given notice or taken any action with respect to a claimed breach, default or event of default, a written notice shall be given by Borrower to Lender specifying the notice given or action taken by such holder and the nature of the claimed breach, default or event of default by the Borrower thereunder, and the action being taken or proposed to be taken with respect thereto.

     6.16  Proxy Statements, Etc. Promptly after the sending or filing thereof,
           ---------------------
copies of all proxy statements, financial statements and reports which the Borrower sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements which the Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

     6.17  ERISA. Give prompt notice to Lender of any of the following: (i)
           -----
of any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, a Termination Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrower, any of its subsidiaries or any of its ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the Borrower or any of its subsidiaries or ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a material adverse effect on the Borrower's financial condition; together, with a description of any such event or condition or a copy of any such notice and a statement by the principal financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by Borrower with respect thereto. Promptly upon request, the Borrower shall furnish to Lender such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to file with the Department of Labor or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA). Such notice shall be given in any event within five (5) business days after the occurrence of any event that Borrower is required to report to Lender under this clause.

     6.18  Place of Business; Location of Records. Each of the Persons comprised
           --------------------------------------
by the term Borrower shall maintain its chief executive office, and the office where its records are kept, at the address stated in Exhibit D attached hereto
                                                     ---------
and made a part hereof. The Borrower shall provide Lender with fourteen (14) days' advance written notice of any change in the location of its chief executive offices or the office where the Borrower's records are kept any office identified in that Exhibit.

     6.19  Computer Systems; Year 2000 Compliance. Take all action necessary to
           --------------------------------------

assure that the Borrower's computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of Lender, Borrower shall provide Lender assurance acceptable to Lender of Borrower's Year 2000 compatibility.

     6.20  Payments to Borrower. If Borrower has assigned Payments under any
           --------------------
Government Contract to the Lender, remit to the Lender promptly any Payments erroneously sent directly to Borrower by the Government, and until so remitted, hold those Payments in trust for the Lender.

     ARTICLE 7, BORROWER'S NEGATIVE COVENANTS.
     ----------------------------------------

     Until all obligations of Borrower under this Agreement and the other Loan Documents are paid in full and performed, Borrower covenants and agrees that it shall not, unless the Lender otherwise consents in advance in writing:

     7.1  Indebtedness and Contingent Obligations. Contract for any additional
          ---------------------------------------
Debt; or agree to assume, guarantee, indorse or otherwise in any way be or become responsible or liable, directly or indirectly, for the obligation of any other Person. However, notwithstanding the foregoing sentence, Borrower may incur trade debt in the ordinary course of business.

     7.2   Encumbrances. Create, incur, assume or suffer to exist any
           ------------
Encumbrance upon any of its properties or assets (including without limitation, the Collateral), whether now owned or hereafter acquired.

     7.3   Fundamental Changes. Amend its organizational documents by any
           -------------------
amendment which would adversely affect Borrower's ability to perform or comply with any of the terms, conditions or agreements to be performed or complied with by Borrower hereunder or to perform any of the transactions contemplated hereby; change its name, ownership or key management (said key management to include Gene F. Zaino and Walton E. Bell, III, whose current offices, positions and responsibilities shall not be changed materially while this Agreement is in effect); convert its organizational form into another entity form or establish any new entity to perform the business or similar business of Borrower; reorganize, consolidate or merge with any other corporation; or purchase, lease or otherwise acquire all or substantially all of the assets of any other entity, including shares of stock of other corporations. However, Borrower may: (i) purchase the assets of Applied Intelligence Group, Inc. as set forth in the Asset Acquisition Agreement dated as of August 31, 1998, and any modifications thereto; (ii) purchase or otherwise acquire the assets of other businesses if the cash paid by the Borrower for each transaction does not exceed $1,000,000.00 and if the acquisition will not cause a default under any of the Borrower's covenants herein; and (iii) may own notes and other receivables acquired in the ordinary course of business. If a purchase, lease or other acquisition requires Lender's consent in accordance with the requirements herein, Lender shall use reasonable efforts to respond to Borrower within five business days of receipt of a written request from Borrower, but shall have no liability to Borrower for any failure to respond within that time.

     7.4   Transfer of Assets. Sell, lease, assign, pledge or otherwise
           ------------------
dispose of any of its properties, stock in subsidiaries or assets (including without limitation, the Collateral), whether now owned or hereafter acquired, except in the ordinary course of business and for fair market value.

     7.5   Investments. Purchase or hold any stock, or evidence of indebtedness
           -----------
of any other person or entity except investments in direct obligations of the United States Government and certificates of deposit of United States commercial banks insured by the Federal Deposit Insurance Corporation.

     7.6   Loans. Make any loan or advances to any person, except to officers
           -----
and/or employees of the Borrower which in the aggregate do not exceed Three Hundred Thousand and No/100 Dollars ($300,000.00), except reasonable advances for business expenses of Borrower's employees that would be reimbursable under Borrower's existing expense reimbursement policy.

     7.7   Repurchase of Securities. Purchase, redeem or otherwise acquire any
           ------------------------
of its own capital stock or purchase, acquire, redeem, retire or make any payment on account of the principal of any indebtedness of Borrower, except at the stated maturity of such indebtedness, and except payments of indebtedness incurred under this Agreement.

     7.8   Use of Proceeds. Use, or allow the use of, the proceeds of the
           ---------------
Revolving Loan for any purpose which would cause this Agreement to violate any Regulations of the Board of Governors of the Federal Reserve System; or for any purpose other than the purposes or purposes specified hereinabove.

     7.9   Other Agreements. Enter into any agreement or undertaking containing
           ----------------
any provision which would be violated or breached by Borrower's performance of its obligations under the Loan Documents.

     7.10. Sale and Leaseback. Enter into any arrangement whereby Borrower sells
           ------------------
or transfers all or any substantial part of its fixed assets then owned by it and thereupon, or within one (1) year thereafter, rents or leases the assets so sold or transferred from the purchaser or transferor (or their respective successors in interest).

     7.11  Dividends. Declare or pay dividends on account of any class of stock
           ---------
in the Borrower, or make any distribution of assets to Borrower's stockholders, whether in cash, assets or obligations of Borrower, except such dividends as Borrower is contractually obligated as of the date hereof to pay to holders of Borrower's preferred stock.

     7.12  Transactions with Affiliate. Except as specifically permitted by the
           ---------------------------
terms of this Agreement, enter into any transaction, including without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's business and upon fair and reasonable terms no less favorable to the Borrower than would be applicable in a comparable arm's-length transaction with a Person not an Affiliate. In no event shall Borrower request an Advance on behalf of Technology Development Systems, Inc. or any other non-Borrower Affiliate, without the prior written consent of Lender.

     ARTICLE 8. COLLECTION, DEPOSIT AND ASSIGNMENT OF PAYMENTS.
     ---------------------------------------------------------

     8.1   Special Loan Account Deposits. The Borrower shall deposit into the
           -----------------------------
Special Loan Account, or shall cause direct deposit into the Special Loan Account of, all Payments made in respect of Accounts or Collateral, which the Borrower has received or to which the Borrower is entitled.

     8.2   Lockbox Collection. Borrower shall cause all Payments to be directed
           ------------------
to and deposited under a lockbox arrangement utilizing a cash collateral deposit account with the Lender. Borrower shall instruct all Customers and other Persons obligated to Borrower with respect to any Account or Collateral to make all Payments directly to the lockbox deposit account (if Payment is by electronic funds transfer) or to a post office box or other collection facility that is subject to the lockbox arrangement, for deposit into the lockbox deposit account. If any such Payments are made to the Borrower or otherwise come into the Borrower's possession, the Borrower shall not commingle the Payment with any of the Borrower's other funds or property, but shall hold the Payment separate and apart in express trust for the benefit of the Lender and shall promptly deliver the Payment, appropriately endorsed, to the Lender for deposit into the lockbox deposit account. All right, title and interest in and to the cash amounts on deposit from time to time in the lockbox deposit account shall vest in the Lender, shall constitute part of the Collateral, and shall not constitute payment of any obligation of the Borrower on the Revolving Loan until applied thereto by the Lender. Funds on deposit in the lockbox deposit account shall be withdrawn by the Lender on the Business Day next following the day on which the Lender considers such funds to be collected funds, and shall be applied to repay such of the Borrower's obligations on the Revolving Loan or under this Agreement as are then due and payable. Until an Event of Default has occurred, all collected funds remaining on deposit in the lockbox deposit account after application of funds in accordance with the preceding sentence shall be deposited into the Special Loan Account.

     8.3   Rights and Responsibilities in Collection of Accounts. The Lender
           -----------------------------------------------------
shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Accounts or any instrument received in payment thereof or for any damage resulting therefrom. The Lender is authorized to accept the return of the goods represented by any of the Accounts, without notice to or consent by Borrower, or without discharging or in any manner affecting the Revolving Loan. Upon receipt of any returned or rejected goods, Borrower shall immediately issue and deliver a credit memo to the Lender with respect thereto or, at the Lender's election, Borrower may set aside such goods, mark them in the Lender's name and hold them in trust for the benefit of the Lender at Borrower's expense and, upon the Lender's request, shall pay the Lender the sales price thereof. If the Lender shall request Borrower to pay the sales price of such goods and Borrower fails to pay forthwith the sales price to the Lender, the Lender may take possession of such goods and sell or cause such goods to be sold at public or private sale, at such prices, to such purchasers, and upon such terms as the Lender deems advisable. Borrower shall remain liable to the Lender for any deficiency and shall pay the costs and expenses of such sale, including attorneys' fees. Borrower shall use its best efforts and shall take any and all steps necessary to collect any Accounts which are not directly assigned to the Lender, including without limitation, the filing and pursuit of legal action in furtherance of said collection efforts. Borrower acknowledges that any failure to comply with the requirements of this Section shall cause irreparable harm to the Lender for which the Lender has no adequate remedy at law, and agrees that the Lender shall be entitled to injunctive or other equitable relief to compel Borrower's compliance with the provisions of this Section.

     ARTICLE 9. EVENTS OF DEFAULT AND REMEDIES.
     -----------------------------------------

     9.1  Events of Default. The occurrence of any one or more of the following
          -----------------
events shall constitute an Event of Default hereunder:

              a. Borrower shall fail to pay, when due, any sum payable under the Revolving Note; or

              b. Borrower shall fail to observe or perform any other term, covenant or agreement contained in this Agreement (except any such failure resulting in the occurrence of a separate Event of Default described in this section for which no notice of default or cure period applies) or in any other Loan Document to be observed or performed on its part and such default shall continue unremedied for a period of five (5) Business Days after written notice of the existence of such default is given by Lender; or

              c. any representation or warranty made by or on behalf of Borrower herein or in any of the other Loan Documents which, in the Lender's judgment, shall prove to have been materially incorrect or misleading or breached in any respect on or as of any date as of which made; or

              d. a decree or order for relief of Borrower shall be entered by a court of competent jurisdiction in any involuntary case involving Borrower under any bankruptcy, insolvency or similar law now or hereafter in effect, or a receiver, liquidator or other similar agent for Borrower or for any substantial part of Borrower's assets or property shall be appointed, or the winding up or liquidation of Borrower's affairs shall be ordered, or any action by any creditor (other than the Lender) of Borrower preparatory to or for the purpose of commencing any such involuntary case, appointment, winding up or liquidation shall be taken, and such proceeding shall not have been dismissed within thirty
(30) days after the date it commenced; or

              e. Borrower shall commence a voluntary case under any bankruptcy, insolvency or similar law now or hereafter in effect, or Borrower shall consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator or other similar agent for Borrower or for any substantial part of Borrower's assets or property, or Borrower shall make any general assignment for the benefit of creditors, or Borrower shall take any action preparatory to or otherwise in furtherance of any of the foregoing, or Borrower shall fail generally to pay its debts as such debts come due; or

              f. there shall be a default or event of default under any indebtedness or obligation of Borrower to any third party in excess of Twenty-five Thousand Dollars ($25,000) that causes that third party to declare such indebtedness or other obligation due prior to its scheduled date of maturity; or

              g. one or more judgments or decrees in an amount of more than Twenty-Five Thousand Dollars ($25,000) shall be entered against the Borrower (not paid or fully covered by insurance) and all such judgments or decrees have not been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof, or any attachment or garnishment shall be issued against Borrower or Borrower's property; or

              h. any material change in the business, operations, property, assets or condition (financial or otherwise) of Borrower shall occur which adversely affects the ability of Borrower to meet and carry out its obligations under this Agreement or any of the other Loan Documents or to perform the transactions contemplated herein or thereby, the materiality of such change to be determined by the Lender in its sole discretion; or

              i. any investigative proceeding, audit or other action shall be initiated by or on behalf of any Customer, which is based upon a claim or contest with respect to any Government Contract or Government Account that, if adversely determined to the Borrower, would have a material adverse effect on the Borrower's financial condition, as determined by the Lender in its sole discretion; or

              j. the issuance to the Borrower of any cure notice, show-cause notice, or notice of whole or partial termination, for default or alleged default, under any contract which is either a Government Contract or is a subcontract (at any tier) which is related to a contract between a third party and the Government; or

              k. with respect to the Borrower, the occurrence of any debarment or suspension from contracting or subcontracting with the Government; or

              l. any material default by Borrower occurs under the terms of any Government Contract or any breach in Borrower's performance obligations occurs under any Government Contract; or

              m. any Government Contract is terminated for default; or

              n. any loss, theft, damage or destruction of any material portion of the Collateral for which there is either no insurance coverage or for which, in the opinion of the Lender, there is insufficient insurance coverage; or

              o. the majority voting control in Borrower is directly or indirectly sold, assigned, transferred, encumbered or otherwise conveyed without the prior written consent of the Lender; or

              p. any of the following events or conditions shall occur: (1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of the Borrower or any of its subsidiaries or any ERISA Affiliate in favor of the PBGC or a Plan;
(2) a Termination Event shall occur with respect to a Single Employer Plan, which, in the Lender's opinion, is likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) a Termination Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which in the Lender's opinion, is likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) the Borrower or any of its subsidiaries or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of Section 4245 of ERISA) such Plan; or (4) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject the Borrower or any of its subsidiaries or any ERISA Affiliate to any liability under Section 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or any agreement or other instrument pursuant to which the Borrower or any of its subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

     9.2   Rights and Remedies of the Lender. Upon the occurrence of any Event
           ---------------------------------
of Default, the Lender may, at its option, exercise any one or more of the following rights and remedies:

              a. Declare this Agreement and the Lender's obligation to make or extend any Advances on the Revolving Loan to be terminated, and declare the entire unpaid principal amounts of the Revolving Loan, all interest accrued and unpaid thereon, and all other amounts payable under this Agreement and the other Loan Documents to be accelerated, and to be immediately due and payable (except that upon the occurrence of an Event of Default arising out of voluntary or involuntary bankruptcy proceedings in which the Borrower is the debtor, such acceleration shall occur automatically and immediately without any declaration or other action on the part of the Lender) whereupon the Revolving Loan, all such accrued interest, and all such amounts shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein or in any of the other Loan Documents to the contrary notwithstanding;

              b. Take possession or control of, store, lease, operate, manage, sell or otherwise dispose of all or any part of the Collateral in accordance with the remedies provided to secured parties under the Uniform Commercial Code, this Agreement, the Loan Documents or other applicable law. In taking possession of the Collateral, the Lender may enter the Borrower's premises and otherwise proceed without legal process, and the Borrower shall on the Lender's demand, promptly assemble and make the Collateral available to the Lender at a place designated by the Lender. The Lender shall be entitled to immediate possession of all books and records evidencing or pertaining to any of the Collateral;

              c. Notify any or all Customers to make any Payments due to Borrower from such Customers directly to the Lender. To facilitate direct collection, Borrower hereby appoints the Lender and any officer or employee of the Lender, as the Lender may from time to time designate, as attorney-in-fact for Borrower to (i) receive, open and dispose of all mail addressed to Borrower and take therefrom any Payments on or proceeds of Accounts; (ii) take over Borrower's post office boxes or make such other arrangements, in which Borrower shall cooperate, to receive Borrower's mail, including notifying the post office authorities to change the address for delivery of mail addressed to Borrower to such address as the Lender shall designate; (iii) endorse the name of Borrower in favor of the Lender upon any and all checks, drafts, money orders, notes, acceptances or other evidences of payment or Collateral that may come into the Lender's possession; (iv) sign and endorse the name of Borrower on any invoice or bill of lading relating to any of the Accounts, on verifications of Accounts sent to any Customer, to drafts against any Customer, to assignments of Accounts, and to notices to any Customer; and (v) do all acts and things necessary to carry out this Agreement and the transactions contemplated hereby, including signing the name of Borrower on any instruments required by law in connection with the transactions contemplated hereby and on financing statements as permitted under the Uniform Commercial Code of any appropriate state. Borrower hereby ratifies and approves all acts of such attorneys-in-fact, and neither the Lender nor any other such attorney-in-fact shall be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law of any such attorney-in-fact. This power, being coupled with an interest and given to secure an obligation, is irrevocable so long as the Revolving Loan remains unsatisfied, or any Loan Document remains effective, as solely determined by the Lender;

              d. In the Lender's own name, or in the name of Borrower, demand, collect, receive, sue for and give receipts and releases for, any and all amounts due on Accounts;

              e. Endorse as the agent of Borrower any chattel paper, documents or instruments forming all or any part of the Collateral;

              f. Make formal application for the transfer of all of Borrower's permits, licenses, approvals, agreements and the like relating to the Collateral or to Borrower's business to the Lender or to any assignee of the Lender or to any purchaser of any of the Collateral;

              g. Obtain appointment of a receiver for all or any of the Collateral, Borrower hereby consenting to the appointment of such a receiver and agreeing not to oppose any such appointment. Any receiver so appointed shall have such powers as may be conferred by the appointing authority including any or all of the powers, rights and remedies which the Lender is authorized to exercise by the Loan Documents, and shall have the right to incur such obligations and to issue such certificates therefor as the appointing authority shall authorize;

              h. Take any other action which the Lender deems necessary or desirable to protect and realize upon its security interest in the Collateral;

              i. In addition to the foregoing, and not in substitution therefor, exercise any one or more of the rights and remedies exercisable by the Lender under other provisions of this Agreement, under any of the other Loan Documents, or provided by applicable law (including, without limiting the generality of the foregoing, the Uniform Commercial Code).

     9.3   Application of Proceeds. Any proceeds from the collection or sale or
           -----------------------
other disposition of the Collateral shall be applied in the following order of priority:

           First, to the payment of all expenses of collecting, storing,
           -----
leasing, operating, managing, selling or disposing of the Collateral, and to the payment of all sums which the Lender may be required or may elect to pay, if any, for taxes, assessments, insurance and other charges upon such Collateral or any part thereof, and of all other payments which the Lender may be required or authorized to make under any provision of this Agreement or of any other Loan Document (including in each such case legal costs and attorneys' fees and expenses);

           Second, to the payment of all obligations on the Revolving Loan under
           ------
this Agreement, and under the other Loan Documents, and to the payment of any other obligations due to the Lender, in such order as the Lender may determine in its sole discretion; and

           Third, to the payment of any surplus then remaining to Borrower,
           -----
unless otherwise provided by law or directed by a court of competent jurisdiction; provided that Borrower shall be liable for any deficiency if the proceeds of the Collateral are insufficient to satisfy all obligations due to the Lender.

     9.4   Collection/Enforcement Costs. Borrower shall pay all costs and
           ----------------------------
expenses incurred by Lender in connection with the enforcement of its rights under this Agreement and the other Loan

Documents, including without limitation, legal costs and attorneys' fees (whether or not suit is instituted) and arbitration fees and costs, and in connection with the collection of any sums from Borrower.

     ARTICLE 10. MISCELLANEOUS PROVISIONS.
     ------------------------------------

     10.1  Additional Actions and Documents. Borrower shall take or cause to be
           ----------------------------------
taken such further actions, shall execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and shall obtain such consents as may be necessary or as the Lender may reasonably request in order fully to effectuate the purposes, terms and conditions of this Agreement and the other Loan Documents, whether before, at or after the closing of transactions contemplated hereby and thereby or the occurrence of an Event of Default hereunder.

     10.2  Expenses. Borrower shall, whether or not the transactions
           --------
contemplated hereby are consummated, (i) reimburse the Lender and save the Lender harmless against liability for the payment of all out-of-pocket expenses arising in connection with the preparation, execution, delivery, administration or enforcement of, or the preservation or exercise of any rights (including the right to collect and dispose of the Collateral) under this Agreement or any of the other Loan Documents, including without limitation, the fees and expenses of an audit by employees or agents of the Lender, of counsel to the Lender and with respect to any arbitration fees and costs; and (ii) pay, and hold the Lender and each subsequent holder of the Note harmless from and against, any and all present and future stamp taxes or similar document taxes or recording taxes and any and all charges with respect to or resulting from any delay in paying, or failure to pay, such taxes.

     10.3  Notices. All notices, demands, requests or other communications
           -------
provided for herein or in the other Loan Documents shall be in writing and shall be deemed to be effective one (1) day after dispatch if sent by telegram, mailgram, Purolator Delivery, express mail, Federal Express or any other commercially recognized overnight delivery service or two (2) days after dispatch if sent by registered or certified mail, return receipt requested and addressed as follows:

If to Borrower:

The Netplex Group, Inc.
8260 Greensboro Drive, Suite 501
McLean, Virginia 22102
Attention: Gene F. Zaino

With copy to:

Edward J. Walsh, Jr., Esq.
Vedder, Price, Kaufman & Day
805 Third Avenue, 22nd Floor
New York, New York 10022

If to Lender:

First Union National Bank
1970 Chain Bridge Road
McLean, VA 22102

Attn: James P. Steck, Vice President

With copy to:

Joseph P. Corish, Esquire
Bean, Kinney & Korman, P.C.
2000 N. 14th Street, Suite 100
Arlington, Virginia 22201

If the Borrower comprises more than one Person, notice to the Borrower at the address specified above in this section for The Netplex Group, Inc. shall constitute notice to all such Persons, and each Person signing below as the Borrower hereby irrevocably appoints The Netplex Group, Inc. as that Person's agent to receive notices from the Lender under this Agreement or the other Loan Documents.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication thereafter may be so given, served or sent. Each notice, demand, request or communication which is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered:
(i) to the United States Postal Service, in the case of a notice given by certified mail; or (ii) to Federal Express or any other commercially recognized overnight delivery service, in accordance with the terms and procedures for such delivery.

Any notices required under the Uniform Commercial Code with respect to the sale or other disposition of the Collateral shall be deemed reasonable if mailed by the Lender to the persons entitled thereto at their last known address at least five (5) days prior to disposition of the Collateral and, in the case of a private sale of Collateral, need state only that the Lender intends to negotiate such a sale.

     10.4 Severability. If fulfillment of any provision of the Loan Documents or
          ------------
performance of any transaction related thereto, at the time such fulfillment or performance shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled or performed shall be reduced to the limit of such validity; and if any clause or provision contained in any Loan Document operates or would operate prospectively to invalidate any Loan Document, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein or therein contained, and the remainder of the Loan Documents shall remain operative and in full force and effect.

     10.5 Survival. It is the express intention and agreement of the parties
          --------
hereto that all covenants, agreements, statements, representations, warranties and indemnities made by Borrower in the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of all Advances and extensions of credit thereunder.

     10.6 Waivers. No waiver by the Lender of, or consent by the Lender to, a
          -------
variation from the requirements of any provision of the Loan Documents shall be effective unless made in a written instrument duly executed on behalf of the Lender by its duly authorized officer, and any such waiver shall be limited solely to those rights or conditions expressly waived.

     10.7 Rights Cumulative. The rights and remedies of the Lender described in
          -----------------
any of the Loan Documents are cumulative and not exclusive of any other rights or remedies which the Lender or the then holder of the Revolving Note otherwise would have at law or in equity or otherwise. No notice to or demand on Borrower in any case shall entitle Borrower to any other notice or demand in similar or other circumstances.

     10.8 Entire Agreement; Modification; Benefit. This Agreement, the exhibits
          ---------------------------------------
hereto, and the other Loan Documents constitute the entire agreement of the parties hereto with respect to the matters contemplated herein, supersede all prior oral and written agreements with respect to the matters contemplated herein, and may not be modified, deleted or amended except by written instrument executed by the parties. All terms of this Agreement and of the other Loan Documents shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns; however, Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender.

     10.9 Setoff. In addition to any rights or remedies of the Lender provided
          ------
by law, upon the occurrence of any Event of Default hereunder, or any event or circumstance which, with the giving or notice or the passage of time or both, would constitute an Event of Default hereunder, the Lender is irrevocably authorized, at any time or times without prior notice to Borrower, to set off, appropriate and apply any and all deposits, credits, indebtedness or claims at any time held or owing by the Lender to or for the credit or the account of Borrower, in such amounts as the Lender may elect, against and on account of the obligations and liabilities of Borrower to the Lender hereunder or under any of the other Loan Documents, whether or not the Lender has made any demand for payment, and although such obligations and liabilities may be contingent or unmatured.

     10.10 Construction. This Agreement and the other Loan Documents, the rights
           ------------
and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, including the provisions for perfection of security interests in multistate transactions as set forth in Virginia Code (S)8.9-103 (1998, cumulative supp.), but not including other choice of law rules thereof) except that security interests in Accounts shall be governed, as to each of the Persons comprised by the Borrower who owns an Account, by the laws of the state in which such Person, as owner of the Accounts, maintains its chief executive office. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Agreement and that, accordingly, no court construing this Agreement shall construe it more stringently against one party than against the other.

     10.11 Pronouns. All pronouns and any variations thereof shall be deemed to
           --------
refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person may require.

     10.12 Headings. Article, section and subsection headings contained in this
           --------
Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     10.13 Payments. If any payment or performance of any of the obligations
           --------
under this Agreement or any of the other Loan Documents becomes due on a day other than a Business Day, the due date shall be extended to the next succeeding Business Day, and interest thereon (if applicable) shall be payable at the then applicable rate during such extension.

     10.14 Accounting Terms. All accounting terms used herein which are not
           ----------------
otherwise expressly defined in this Agreement shall have the meanings respectively given to them in accordance with GAAP in effect on the date of this Agreement. Except as otherwise provided herein, all financial computations made pursuant to this Agreement shall be made in accordance with GAAP, consistently applied, and all balance sheets and other financial statements shall be prepared in accordance with GAAP, consistently applied. Except as otherwise provided herein, whenever reference is made in any provision of this Agreement to a balance sheet or other financial statement or the information depicted therein for performing a financial computation, such terms shall mean the most recent consolidated balance sheet or other financial statement received by the Lender pursuant to the terms hereof.

     10.15 Execution. To facilitate execution, this Agreement and any of the
           ---------
other Loan Documents may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of, each party, or the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement or any other Loan Document to produce or account for any particular number of counterparts; but rather any number of counterparts shall be sufficient so long as those counterparts contain the respective signatures of, or on behalf of, all of the parties hereto.

     10.16 Consent to Jurisdiction. Subject to any provision of this Agreement
           -----------------------
requiring that disputes be submitted to arbitration, the Borrower irrevocably consents to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this Agreement or the other Loan Documents. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court, or any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower.

     10.17. Service of Process. The Borrower consents to process being served
            ------------------
in any suit, action or proceeding by mailing a copy thereof by registered or certified mail postage prepaid, return receipt requested, to the Borrower's address specified in or designated in this Agreement. The Borrower agrees that such service (i) shall be deemed in every respect effective service of process upon the Borrower in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Borrower. Nothing in this Section shall affect the right of the Lender to serve process in any manner permitted by law, or limit any right that the Lender may have to bring proceedings against the Borrower in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

     10.18 WAIVER OF JURY TRIAL. BORROWER AND THE LENDER HEREBY WAIVE, TO THE
           --------------------
FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LITIGATION BETWEEN THE LENDER AND BORROWER ARISING OUT OF THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY OR WITH RESPECT TO THE CONDUCT OF THE RELATIONSHIP BETWEEN BORROWER AND LENDER. THE PARTIES MAKE THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY FOR THE PURPOSE OF EXPEDITING THE RESOLUTION OF ANY DISPUTES THAT MAY ARISE BETWEEN THEM AND REDUCING THE COST OF RESOLVING SUCH DISPUTES. THE PARTIES WARRANT AND REPRESENT TO EACH OTHER THAT EACH OF THEM HAS BEEN ADVISED BY INDEPENDENT LEGAL COUNSEL OF THE CONSEQUENCES OF THIS WAIVER PRIOR TO SIGNING THIS AGREEMENT.

     10.19 ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES
           -----------
HERETO, INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER NOW EXISTING OR HEREAFTER EXECUTED, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, ANY COUNTER CLAIM, ANY CROSS-CLAIM AND ANY CLAIM BROUGHT AS A CLASS ACTION, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL APPLICABLE STATUTES OF LIMITATION SHALL APPLY TO THE DISPUTE. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OR COUNTY WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ, OF SAID RULES SHALL APPLY TO DISPUTES IN WHICH THE CLAIM IS LESS THAN $1,000,000.00. THE PANEL FROM

WHICH ALL ARBITRATORS ARE SELECTED SHALL CONSIST OF LICENSED ATTORNEYS, AND THE SINGLE ARBITRATOR SELECTED FOR AN EXPEDITED PROCEDURE SHALL BE A RETIRED JUDGE FROM THE HIGHEST COURT OF GENERAL JURISDICTION, STATE OR FEDERAL, OF THE STATE IN WHICH THE HEARING WILL BE CONDUCTED. THE PARTIES FURTHER AGREE THAT THEY WILL FAITHFULLY OBSERVE THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND THAT THEY WILL ABIDE BY AND PERFORM ANY AWARD RENDERED BY THE ARBITRATORS AND THAT A JUDGMENT OF THE COURT HAVING JURISDICTION MAY BE ENTERED UPON THE AWARD. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY WAIVERS CONTAINED IN THIS INSTRUMENT OR ANY OF THE LOAN DOCUMENTS; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR
(C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. BORROWER AND LENDER AGREE THAT NEITHER OF THEM SHALL HAVE A REMEDY OF PUNITIVE DAMAGES IN ANY SUCH CLAIM OR CONTROVERSY AGAINST THE OTHER, AND EACH OF THEM HEREBY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH CLAIM OR CONTROVERSY, WHETHER RESOLVED BY ARBITRATION OR JUDICIALLY.

                       SIGNATURES ON THE FOLLOWING PAGES

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

                                       BORROWER:
                                       ---------

                                       THE NETPLEX GROUP, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: President


                                       NETPLEX SYSTEMS, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: President


                                       AMERICA'S WORK EXCHANGE, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: President


                                       SOFTWARE RESOURCES OF NEW JERSEY, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: Chairman

                                       ONION PEEL SOLUTIONS, LLC

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: Manager


                                       THE PSS GROUP, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: President


                                       ABS ACQUISITION, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: Chairman


                                       LENDER:
                                       -------

                                       FIRST UNION NATIONAL BANK

                                       By: /s/ James P. Steck
                                           ----------------------
                                           Name:  James P. Steck
                                           Title: Vice President

                                  EXHIBIT "A"

           Form of Assignment of Payments Under Government Contract

                           INSTRUMENT OF ASSIGNMENT

     FOR AND IN CONSIDERATION of a Six Million and 00/100 Dollars ($6,000,000.00) loan evidenced by a Revolving Note dated September 29, 1998, and loans heretofore made and which may hereafter be made by First Union National Bank, a national banking association organized and existing under the laws of the United States of America (hereinafter referred to as the "Lender") to The Netplex Group, Inc., Netplex Systems, Inc., America's Work Exchange, Inc., Software Resources of New Jersey, Inc., Onion Peel Solutions, LLC, The PSS Group, Inc., and ABS Acquisition, Inc. (hereinafter collectively referred to as "Assignor"), Assignor does hereby assign in accordance with the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727, 41 U.S.C. 15) and any other amendments thereto, all money or moneys due and/or to become due under certain _______contract numbered ________ (hereinafter referred to as the "Contract") between Assignor and the United States of America, and any and all additions, amendments, change orders,supplements or other modifications, now or hereinafter in effect to or of the Contract.

ASSIGNOR:

----------------------------------

By:                                    ATTEST:
   -------------------------------            ---------------------------------
Name:                                  Name:
     -----------------------------          -----------------------------------
[President or Auth. Repres.]           [Secretary or Assistant Secretary]

TITLE:                                 TITLE:
      ----------------------------           ----------------------------------

DATE:                                  DATE:
     ----------------                       ----------------

[Impressed with corporate seal or accompanied by certified copy of board of director's resolution authorizing the signing representative to execute the assignment]

                                  EXHIBIT "B"

                   Form of Notice of Assignment of Payments
                          Under Government Contract.

                             NOTICE OF ASSIGNMENT
           [original and three copies to be sent to administrative
            contracting officer and to contract disbursing officer]



This notice sent to:                          Administrative Contracting Officer
                     -------------------------
                                              Disbursing Officer
                     -------------------------

TO:
   --------------------------

   --------------------------

   --------------------------

        This has reference to Contract No.                (the "Contract") dated
                                          ---------------
                entered into between
---------------

----------------------------------,    ---------------------------- ("Assignor")
[Assignor]                             [Assignor's Address]

and
    -------------------------,         ----------------------------------------
       [Government Agency]             [Government Agency's Address]

for
    -----------------------------------------------.
       [Nature of Contract]

    Money or moneys due or to become due under the Contract described above have been assigned to the undersigned under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. 3727,41 U.S.C. 15, and all amendments thereto.

    An original photostatic copy of the Instrument of Assignment executed by the
Contractor on                                 is attached to the original
              -------------------------------
hereof.

    Payments due or to become due under the Contract should be made to the undersigned Assignee (see first address below).

    Please return to the Assignee one of the three enclosed copies of this notice with appropriate notations showing the date and hour of receipt, and signed by the person acknowledging receipt on behalf of the addressee.

Very truly yours,

First Union National Bank ("Assignee")

By:
   -----------------------------------
   Name:  James P. Steck
   Title: Vice President

MAIL PAYMENTS TO THE FOLLOWING           ELECTRONIC PAYMENTS TO:
ADDRESS:

First Union National Bank                First Union National Bank
                                         c/o                               Bank
----------------------------------           -----------------------------

----------------------------------           ----------------------------------
                                         ABA #
                                                   ----------------------------
                                         Account #
                                                   ----------------------------

(MAIL ACKNOWLEDGED NOTICE OF ASSIGNMENT TO):

First Union National Bank
Attn: James P. Steck
1970 Chain Bridge Road
McLean, VA 22102

Telephone No.: (703) 760-6253


                                ACKNOWLEDGMENT

          RECEIPT is hereby acknowledged by addressee of the above notice and of
a copy of the Instrument of Assignment. These were received at       (a.m./p.m.)
                                                               ------
on                   , 1998.
   ------------------

                 Signature:
                           -------------------------------------
                 Print name and title:
                                      --------------------------

                                  EXHIBIT "C"

                      Form of Borrowing Base Certificate
                           FIRST UNION NATIONAL BANK
                   REVOLVING LOAN BORROWING BASE CERTIFICATE

Borrower's Name: The Netplex Group, Inc.

On behalf of the Borrower, we certify, to the best of our knowledge, as follows:

(1) All representations and warranties contained in the Revolving Line of Credit Loan Agreement, Term Loan Agreement, and Security Agreement (the "Loan and Security Agreement") and other Loan Documents or Guarantee(s) or otherwise made, in writing, in connection therewith, are true and correct with the same force and effect as though such representations and warranties had been made on the date of this Certificate;

(2) The Borrower is in compliance with all the terms and provisions of the Loan and Security Agreement, and the other Loan Documents, and there exists no Event of Default (as defined in the Loan and Security Agreement) and no condition, event or act that, with the passage of time or giving of notice or both, would constitute an Event of Default;

(3) No material adverse change in the condition (financial or otherwise) of the Borrower has occurred which adversely affects the ability of the Borrower to meet and carry out its obligations under the Loan and Security Agreement, the promissory notes, or any of the other Loan Documents, or to perform the transactions contemplated thereby;

(4) The Borrowing Base, as of the date of this Certificate, is as stated herein and has been computed on the basis of the computer printout sheet attached hereto, and the total outstanding Advances will not exceed the limit set forth in Line 5.F.a. below as of the date of the advance or advances contemplated hereby.

(5) The Borrowing Base Certificate is submitted to First Union National Bank ("Lender") understanding that the Lender will rely upon it in making advances or loans to Borrower, pursuant to the terms and conditions of the Loan and Security Agreement.

                                      BORROWING BASE CERTIFICATE
                                      --------------------------
First Union National Bank                                                Report No.
                             Billed Government    Eligible Commercial    DATE
                                Receivables           Receivables            OTHER        TOTALS
                                -----------           -----------            -----        ------

Billed receivables per last certificate
------------------------------------------------------------------------------------------------

New receivables billed
                              -------------------------------
Credit memos/returns
                              -------------------------------
(+) Dr adjustments
                              -------------------------------
(-) Cr adjustments
                              -------------------------------
Receivables collected
                              -------------------------------
Discounts
                              -------------------------------
New billed receivable total
                              -------------------------------
Less:

Receivables aged +90 days
                              -------------------------------------------------
Escrow receivables
                              -------------------------------------------------
OTHER
                              -------------------------------------------------
At-Risk, Final Close-outs
                              -------------------------------------------------
Other:
                              -------------------------------------------------
Eligible Billed Receivables
                              -------------------------------------------------
Loan Limits                            Lesser of     Lesser of     Lesser of

                         CAP=                                  $0            $0

                           OR        0%          80%           0%            0%
                              -------------------------------------------------
Borrowing Bases
                              -------------------------------------------------
Total Borrow. Base Available
                              ----------
Less: Reserves/LC
                              ----------
TOTAL NET BORROWING BASE
                              ----------                                           ---------
MAXIMUM AMOUNT                                  Loan Balance per Last Certificate
                              ----------                                           ---------
(Lesser of Total Net Borrowing Base or      Payments from Receivables Collections
$6,000,000.00)                                                                     ---------
                                                                  Advance Request
                                                                                   ---------
                                                                 New Loan Balance
                                                                                   ---------
                                                                 Net Availability
                                                                                   ---------


                                 CERTIFICATION

Re: Loan and Security Agreement (the "Agreement") dated                 between
                                                        ---------------
the Borrower and First Union (the "Lender").
Capitalized terms used in this Certificate and not defined herein are defined in the Agreement.
I do hereby certify to the Lender, that I am familiar with the terms of the Agreement. Either I or individuals under my immediate supervision who are familiar with the terms of the Agreement have made a current review of the activities of the Borrower to determine compliance by the Borrower with its obligations under the Agreement and the continuing validity of the representations and warranties of the Borrower contained in the Agreement. This review has included, if necessary, interviews with officers and employees of the Borrower whose duties require them to have personal knowledge of certifications made herein. To the best of my knowledge, information and belief, there exist no Defaults or Events of Default. My analysis of the books and records of the Borrower reveals the information set forth in the table above, upon which you are authorized to rely.

                                                 The Netplex Group Inc.

DATE RECEIVED:
              ------------------                 -----------------------------
                                                 AUTHORIZED SIGNER

                                  EXHIBIT "D"

                        BORROWER INFORMATION STATEMENTS

                        Borrower Information Statement

1. The corporation's legal name is The Netplex Group, Inc.

2. The corporation is organized and existing under the laws of the State of New York.

3. The corporaiton is publicly traded (NASDAQ:NTPL)

4. The corporation owns stock in the following corporations/entities:

   Name                   Stock Certificate No.   No. of Shares   % of ownership

   Netplex Systems, Inc.                            14,847,500        100%

   America's Work Exchange, Inc.                     7,918,750        100%

   The PSS Group, Inc.                                     100        100%

   Onion Peel Solutions, LLC       n/a                     n/a        100%

   Technology Development
      Systems, Inc.                                      1,000        100%

   ABS Acquisition, Inc.                                              100%

5. The corporation's chief executive office is located at:

   Address                                  Landlord

   8260 Greensboro Drive                    Commonwealth Atlantic Land IV, Inc.
   Suite 501                                c/o Insignia/ESG, Inc.
   McLean, VA 22102                         1015 15th Street, NW
                                            Suite 1000
                                            Washington, DC 20005

6. Other places of business:

   Address                                  Landlord

   2300 North Barrington Road               Hamilton Partners, Inc.
   Hoffman Estates, IL 60195                2800 West Higgins Road
                                            Hoffman Estates, IL 60195

7. Description of Property:

   Furniture, fixtures, computers, telephone equipment, fax machines and other business related property are located at:

   8260 Greensboro Drive
   Suite 501
   McLean, VA 22102

8. The corporation owns no patents.

9. The corporation owns the trademark "Netplex". A registration for the trademark was filed in 1996.

10. The corporation has not filed to protect any specific copyrights; however, the corporation claims a copyright in all of its proprietary documents.

11. Schedule of litigation, etc.:

    Data Systems Analysts, Inc. v. The Netplex Group, Inc. and Technology Development Systems, Inc., and Xcellent, Inc., United States District Court for the District of New Jersey, Civil Action No. 97-4562 (JBS). The case is currently is in discovery.


                                 Certification

I certify that the foregoing Borrower Information Statement is true to the best of my knowledge, information and belief:

/s/ Robert M. Skelton
-----------------------
Robert M. Skelton
General Counsel

State of Virginia     )
County of Fairfax     )     SS:

Subscribed and sworn before me this 16th day of September, 1998.

/s/ Catherine S. Groomes
--------------------------
Notary Public
My commission expires July 31, 2001.

                        Borrower Information Statement

1.  The corporation's legal name is Netplex Systems, Inc.

2. The corporation is organized and existing under the laws of the Commonwealth of Virginia.

3.  The corporation is 100% owned by The Netplex Group, Inc.

4.  The corporation owns stock in the following corporations/entities:

    Name                Stock Certificate No.    No. of Shares    % of ownership

    none

5.  The corporation's chief executive office is located at:

    Address                            Landlord

    8260 Greensboro Drive              Commonwealth Atlantic Land IV, Inc.
    Suite 501                          c/o Insignia/ESG, Inc.
    McLean, VA 22102                   1015 15th Street, NW
                                       Suite 1000
                                       Washington, DC 20005

6.  Other places of business:

    Address                            Landlord

    555 Route 1 South                  555 Venture LLC
    Second Floor                       c/o Bergman Realty
    Iselin, NJ 08830                   622 Georges Road
                                       North Brunswick, NJ 08309

    225 West 34th Street               Pennsylvania Building Co.
    Suite 2116                         225 West 34th Street
    New York, NY 10122                 New York, NY 10122

    1800 Robert Fulton Drive           Preferred Systems Solutions, Inc.
    Suite 250                          1800 Robert Fulton Drive
    Reston, Virginia 20191             Reston, VA 20191

    3101 Industrial Avenue             Tri Properties
    Suite 200                          Northside Distribution Center
    Raleigh, NC 27609                  1009 Slater Road, Suite 110
                                       Durham, Inc. 27703

    6701 Carmel Road                   Koger Equity
    Suite 404                          550 Executive Center Drive
    Charlotte, NC 28226                Suite 108
                                       Charlotte, NC 28212

    3030 North Rock Point Drive        Oxford Properties Florida
    Suite 275                          P.O. Box 30128
    Tampa, FL 33607                    Tampa, FL 33630

    114 East Main Street               Dale and Deborah Torns
    Bedford, VA 24523                  1812 Oakwood Street
                                       Bedford, VA 24523

7.  Description of Property:

    Furniture, fixtures, computers, telephone equipment, fax machines and other business related property are located at all of the addresses listed in numbers 5 and 6 above.

8.  The corporation owns no patents.

9.  The corporation owns no trademarks.

10. The corporation has not filed to protect any specific copyrights; however, the corporation claims a copyright in all of its proprietary documents.

11. Schedule of litigation, etc.:

    None.


                                 Certification

I certify that the foregoing Borrower Information Statement is true to the best of my knowledge, information and belief:

/s/ Robert M. Skelton
-----------------------
Robert M. Skelton
General Counsel

State of Virginia   )
County of Fairfax   )  SS.

Subscribed and sworn before me this 16th day of September, 1998.

/s/ Catherine S. Groomes
--------------------------
Notary Public
My commission expires July 31, 2001.

                        Borrower Information Statement

1.  The corporation's legal name is America's Work Exchange, Inc.

2. The corporation is organized and existing under the laws of the State of New York.

3.  The corporation is 100% owned by The Netplex Group, Inc.

4.  The corporation owns stock in the following corporations/entities:

    Name                    Stock Certificate No.  No. of Shares  % of ownership

    Software Resources of                                100          100%
    New Jersey, Inc.

5.  The corporation's chief executive office is located at:

    Address                            Landlord

    8260 Greensboro Drive              Commonwealth Atlantic Land IV, Inc.
    Suite 501                          c/o Insignia/ESG, Inc.
    McLean, VA 22102                   1015 15th Street, NW
                                       Suite 1000
                                       Washington, DC 20005

6.  Other places of business:

    Address                            Landlord

    None.

7.  Description of Property:

    None.

8.  The corporation owns no patents.

9.  The corporation owns no trademarks.

10. The corporation has not filed to protect any specific copyrights, however, the corporation claims a copyright in all of its proprietary documents.

11. Schedule of litigation, etc.:

    None.

                                 Certification

I certify that the foregoing Borrower Information Statement is true to the best of my knowledge, information and belief:

/s/ Robert M. Skelton
-----------------------
Robert M. Skelton
General Counsel

State of Virginia   )
County of Fairfax   )  SS.

Subscribed and sworn before me this 16th day of September, 1998.

/s/ Catherine S. Groomes
--------------------------
Notary Public
My commission expires July 31, 2001.

                        Borrower Information Statement

1.  The corporation's legal name is Software Resources of New Jersey, Inc.

2. The corporation is organized and existing under the laws of the State of New Jersey.

3.  The corporation is 100% owned by America's Work Exchange, Inc.

4.  The corporation owns stock in the following corporations/entities:

    Name                    Stock Certificate No.  No. of Shares  % of ownership

    None.

5.  The corporation's chief executive office is located at:

    Address                            Landlord

    114 Broad Street                   Flemington Glass Enterprises, Inc.
    Flemington, NJ 08822               P.O. Box 392
                                       Flemington, NJ 08822

6.  Other places of business:

    Address                            Landlord

    None.

7.  Description of Property:

    Furniture, fixtures, computers, telephone equipment, fax machines and other business related property are located at:

    114 Broad Street
    Flemington, NJ 08822

8.  The corporation owns no patents.

9.  The corporation owns no trademarks.

10. The corporation has not filed to protect any specific copyrights; however, the corporation claims a copyright in all of its proprietary documents.

11. Schedule of litigation, etc.:

    None.

                                 Certification

I certify that the foregoing Borrower Information Statement is true to the best of my knowledge, information and belief:

/s/ Robert M. Skelton
-----------------------
Robert M. Skelton
General Counsel

State of Virginia   )
County of Fairfax   )  SS.

Subscribed and sworn before me this 16th day of September, 1998.

/s/ Catherine S. Groomes
--------------------------
Notary Public
My commission expires July 31, 2001.

                        Borrower Information Statement

1.  The borrower's legal name is Onion Peel Solutions, LLC.

2. The borrower is organized and existing under the laws of the State of Delaware.

3.  The borrower is 100% owned by The Netplex Group, Inc.

4.  The corporation owns stock in the following corporations/entities:

    Name                    Stock Certificate No.  No. of Shares  % of ownership

    None.

5.  The borrower's chief executive office is located at:

    Address                            Landlord

    3101 Industrial Avenue             Tri Properties
    Suite 200                          Northside Distribution Center
    Raleigh, NC 27609                  1009 Slater Road, Suite 110
                                       Durham, Inc. 27703

6.  Other places of business:

    Address                            Landlord

    None.

7.  Description of Property:

    Furniture, fixtures, computers, telephone equipment, fax machines and other business related property are located at:

    301 Industrial Avenue
    Suite 200
    Raleigh, NC 27609

8.  The corporation owns no patents.

9. The borrower owns the trademark "Onion Peel". A registration for the trademark was filed in 1996.

10. The corporation has not filed to protect any specific copyrights; however, the corporation claims a copyright in all of its proprietary documents.

11. Schedule of litigation, etc.:

    None.

                                 Certification

I certify that the foregoing Borrower Information Statement is true to the best of my knowledge, information and belief:

/s/ Robert M. Skelton
-----------------------
Robert M. Skelton
General Counsel

State of Virginia   )
County of Fairfax   )  SS.

Subscribed and sworn before me this 16th day of September, 1998.

/s/ Catherine S. Groomes
--------------------------
Notary Public
My commission expires July 31, 2001.

                        Borrower Information Statement

1.  The corporation's legal name is The PSS Group, Inc.

2. The corporation is organized and existing under the laws of the Commonwealth of Virginia.

3.  The corporation is 100% owned by The Netplex Group, Inc.

4.  The corporation owns stock in the following corporations/entities:

    Name                    Stock Certificate No.  No. of Shares  % of ownership

    None.

5.  The corporation's chief executive office is located at:

    Address                            Landlord

    1800 Robert Fulton Drive           Preferred Systems Solutions, Inc.
    Suite 250                          1800 Robert Fulton Drive
    Reston, Virginia 20191             Reston, VA 20194

6.  Other places of business:

    Address                            Landlord

    None.

7.  Description of Property:

    Furniture, fixtures, computers, telephone equipment, fax machines and other business related property are located at:

    1800 Robert Fulton Drive
    Suite 250
    Reston, Virginia 20191

8.  The corporation owns no patents.

9.  The corporation owns no trademarks.

10. The corporation has not filed to protect any specific copyrights; however, the corporation claims a copyright in all of its proprietary documents.

11. Schedule of litigation, etc.:

    None.

                                 Certification

I certify that the foregoing Borrower Information Statement is true to the best of my knowledge, information and belief:

/s/ Robert M. Skelton
-----------------------
Robert M. Skelton
General Counsel

State of Virginia   )
County of Fairfax   )  SS.

Subscribed and sworn before me this 16th day of September, 1998.

/s/ Catherine S. Groomes
--------------------------
Notary Public
My commission expires July 31, 2001.

                        Borrower Information Statement

1.  The corporation's legal name is ABS Acquisition, Inc.

2. The corporation is organized and existing under the laws of the State of Delaware.

3.  The corporation is 100% owned by The Netplex Group, Inc.

4.  The corporation owns stock in the following corporations/entities:

    Name                    Stock Certificate No.  No. of Shares  % of ownership

    None.

5.  The corporation's chief executive office is located at:

    6701 Carmel Road                   Koger Equity
    Suite 404                          550 Executive Center Drive
    Charlotte, NC 28226                Suite 100
                                       Charlotte, NC 28212

6.  Other places of business:

    Address                            Landlord

    None.

7.  Description of Property:

    Furniture, fixtures, computers, telephone equipment, fax machines and other business related property are located at:

    6701 Carmel Road
    Suite 404
    Charlotte, NC 28226

8.  The corporation owns no patents.

9.  The corporation owns no trademarks.

10. The corporation has not filed to protect any specific copyrights; however, the corporation claims a copyright in all of its proprietary documents.

11. Schedule of litigation, etc.:

    None.

                                 Certification

I certify that the foregoing Borrower Information Statement is true to the best of my knowledge, information and belief:

/s/ Robert M. Skelton
-----------------------
Robert M. Skelton
General Counsel

State of Virginia   )
County of Fairfax   )  SS.

Subscribed and sworn before me this 16th day of September, 1998.

/s/ Catherine S. Groomes
---------------------------
Notary Public
My commission expires July 31, 2001.

                                  EXHIBIT "E"

                                  LITIGATION

                           Description of Litigation

                                   EXHIBIT E

                                  LITIGATION

1.  Update to litigation disclosed in the Company's public filings:

    a.  Data Systems Analysts, Inc. v. The Netplex Group, Inc. This litigation
        ------------------------------------------------------
        is still in discovery.

    b.  ACS, Ltd. v. Technology Development Systems, Inc. This litigation was
        -------------------------------------------------
        settled on terms favorable to the Company in May 1998.

2.  New Litigation:

    a.  New Boston Systems vs. Krista Linza, et al. New Boston is suing two
        -------------------------------------------
        employees of The PSS Group, Inc. in order to enforce non-competition agreements. The PSS Group, Inc. has not yet been properly named or served in the litigation; however, the Company anticipates that The PSS Group, Inc. will shortly be joined in the litigation. The Company has initiated settlement discussions with New Boston, and should be able to settle the litigation on reasonable terms.

                                  EXHIBIT "F"

                          EQUIPMENT LIST AND LOCATION

Location                Asset
--------                -----
Flemington, NJ CPU
Flemington, NJ Monitor
Flemington, NJ Fax
Flemington, NJ CPU
Flemington, NJ Monitor
Flemington, NJ Fax
Flemington, NJ Monitor
Flemington, NJ Laptop
Flemington, NJ CPU
Flemington, NJ Monitor
Flemington, NJ Modem
Flemington, NJ Fax
Flemington, NJ Laptop
Flemington, NJ CPU
Flemington, NJ Monitor
Flemington, NJ CPU
Flemington, NJ Printer
Flemington, NJ CPU
Flemington, NJ MONITOR
Flemington, NJ CPU
Flemington, NJ Monitor
Flemington, NJ Monitor
Flemington, NJ CPU
Flemington, NJ Monitor
Flemington, NJ CPU
Flemington, NJ Laptop
Flemington, NJ Monitor
Flemington, NJ Printer
Flemington, NJ Printer
Flemington, NJ CPU
Flemington, NJ Monitor
Flemington, NJ Printer
Flemington, NJ CPU
Flemington, NJ Monitor
Flemington, NJ Modem
Flemington, NJ Printer
Flemington, NJ CPU
Flemington, NJ Monitor
Flemington, NJ Monitor
Flemington, NJ Laptop
Flemington, NJ Printer
Flemington, NJ Monitor
Flemington, NJ CPU
Flemington, NJ Printer/Fax
Iselin, NJ     Monitor
Iselin, NJ     CPU
Iselin, NJ     MONITOR
Iselin, NJ     CPU

Location                Asset
--------                -----
Iselin, NJ  MODEM
Iselin, NJ  Cpu
Iselin, NJ  CPU
Iselin, NJ  CPU
Iselin, NJ  FAX SERVER
Iselin, NJ  FAX
Iselin, NJ  Monitor
Iselin, NJ  CPU
Iselin, NJ  Monitor
Iselin, NJ  CPU
Iselin, NJ  CPU
Iselin, NJ  MONITOR
Iselin, NJ  CPU
Iselin, NJ  COPIER
Iselin, NJ  MONITOR
Iselin, NJ  MONITOR
Iselin, NJ  PRINTER
Iselin, NJ  PRINTER
Iselin, NJ  PRINTER
Iselin, NJ  CPU
Iselin, NJ  UPS
Iselin, NJ  CPU
Iselin, NJ  Lap top
Iselin, NJ  Lap top
Iselin, NJ  Lap top
Iselin, NJ  CPU
Iselin, NJ  Laptop
Iselin, NJ  Monitor
Iselin, NJ  CPU
Iselin, NJ  CPU
Iselin, NJ  Laptop
Iselin, NJ  Monitor
Iselin, NJ  LAPTOP
Iselin, NJ  CPU
Iselin, NJ  Monitor
Iselin, NJ  CPU
Iselin, NJ  Monitor
Iselin, NJ  CPU
Iselin, NJ  CPU
Iselin, NJ  CPU
Iselin, NJ  Laptop
Iselin, NJ  Monitor
Iselin, NJ  PRINTER
Iselin, NJ  Docking Station
Iselin, NJ  Laptop
Iselin, NJ  Monitor
Iselin, NJ  MONITOR
Iselin, NJ  CPU

Location                Asset
--------                -----
Iselin, NJ Laptop
Iselin, NJ Monitor
Iselin, NJ Laptop
Iselin, NJ Monitor
Iselin, NJ CPU
Iselin, NJ Monitor
Iselin, NJ Cpu
Iselin, NJ Monitor
Iselin, NJ CPU
Iselin, NJ Nextel Phone
Iselin, NJ Laptop
Iselin, NJ CPU
Iselin, NJ MONITOR
Iselin, NJ Model PA1256U
Iselin, NJ Iselin leasehold impr
Iselin, NJ Iselin Cabling
Iselin, NJ Iselin Phone System
Iselin, NJ HP Software
McLean, VA MONITOR
McLean, VA CPU
McLean, VA SCANNER
McLean, VA LAPTOP
McLean, VA CPU
McLean, VA LAPTOP
McLean, VA MONITOR
McLean, VA MONITOR
McLean, VA Laptop
McLean, VA LAPTOP
McLean, VA CPU
McLean, VA MONITOR
McLean, VA Monitor
McLean, VA MONITOR
McLean, VA MONITOR
McLean, VA CPU
McLean, VA CPU
McLean, VA CPU
McLean, VA Compaq Monitor
McLean, VA CPU
McLean, VA 17" Monitor
McLean, VA MONITOR
McLean, VA CPU Pentium 2 233
McLean, VA Pentium 2 233
McLean, VA Cpu
McLean, VA LAPTOP
McLean, VA MONITOR
McLean, VA PRINTER
McLean, VA CPU
McLean, VA MONITOR

Location                Asset
--------                -----
McLean, VA  Monitor
McLean, VA  LAPTOP
McLean, VA  CPU
McLean, VA  MONITOR
McLean, VA  Printer
McLean, VA  External CD Drive
McLean, VA  Laptop
McLean, VA  Toshiba Laptop
McLean, VA  MONITOR
McLean, VA  Laptop
McLean, VA  LAPTOP
McLean, VA  External Cdrom
McLean, VA  Hub
McLean, VA  LAPTOP
McLean, VA  External Cdrom
McLean, VA  Laptop
McLean, VA  MONITOR
McLean, VA  MONITOR
McLean, VA  MONITOR
McLean, VA  Printer
McLean, VA  MONITOR
McLean, VA  MONITOR
McLean, VA  MONITOR
McLean, VA  LAPTOP
McLean, VA  MONITOR
McLean, VA  Monitor
McLean, VA  MONITOR
McLean, VA  MONITOR
McLean, VA  CPU
McLean, VA  LAPTOP
McLean, VA  LAPTOP
McLean, VA  Cpu
McLean, VA  MONITOR
McLean, VA  LAPTOP
McLean, VA  Laptop
McLean, VA  Lap Top
McLean, VA  MONITOR
McLean, VA  LAPTOP
McLean, VA  LAPTOP
McLean, VA  LAPTOP
McLean, VA  Monitor
McLean, VA  CPU
McLean, VA  PRINTER
McLean, VA  CPU
McLean, VA  CPU
McLean, VA  Laptop
McLean, VA  CPU
McLean, VA  Laptop

Location                Asset
--------                -----
McLean, VA  MONITOR
McLean, VA  Laptop
McLean, VA  LAPTOP
McLean, VA  LAPTOP
McLean, VA  LAPTOP
McLean, VA  Cdrom
McLean, VA  Monitor
McLean, VA  CPU
McLean, VA  Monitor
McLean, VA  Monitor
McLean, VA  Laptop
McLean, VA  17" Monitor
McLean, VA  MONITOR
McLean, VA  MONITOR
McLean, VA  CPU
McLean, VA  CPU
McLean, VA  MONITOR
McLean, VA  Old Monitor
McLean, VA  Portable CD Rom drive
McLean, VA  Laptop
McLean, VA  Access Node Router for Internet
McLean, VA  MONITOR
McLean, VA  CPU
McLean, VA  CPU
McLean, VA  CPU
McLean, VA  LAP TOP
McLean, VA  CPU
McLean, VA  HUB
McLean, VA  DOLLY
McLean, VA  CPU
McLean, VA  CPU
McLean, VA  Monitor
McLean, VA  Laptop
McLean, VA  Laptop
McLean, VA  CPU
McLean, VA  Monitor
McLean, VA  Laptop
McLean, VA  Dell Lattitude
McLean, VA  Monitor
McLean, VA  Laptop
McLean, VA  LAPTOP
McLean, VA  CPU
McLean, VA  PRINTER
McLean, VA  CPU
McLean, VA  Laptop
McLean, VA  Monitor
McLean, VA  Laptop
McLean, VA  Laptop

Location                Asset
--------                -----
McLean, VA  Nextel Phone
McLean, VA  Nextel Phone
McLean, VA  Nextel Phone
McLean, VA  17" Monitor
McLean, VA  HP4000 Printer
McLean, VA  Laptop
McLean, VA  Gateway PC
McLean, VA  Toshiba Laptop
McLean, VA  CPU Pentium II 266
McLean, VA  Toshiba Laptop
McLean, VA  29" Monitor
McLean, VA  Monitor
McLean, VA  Monitor
McLean, VA  CPU
McLean, VA  Monitor
McLean, VA  CPU
McLean, VA  Printer
McLean, VA  CPU
McLean, VA  CPU
McLean, VA  Monitor
McLean, VA  Nextel Phone
McLean, VA  LAPTOP
McLean, VA  Intellisys Computer
McLean, VA  CPU
McLean, VA  CPU
McLean, VA  Monitor
McLean, VA  Monitor
McLean, VA  Monitor
McLean, VA  LAPTOP
McLean, VA  Monitor
McLean, VA  Laptop
McLean, VA  Shiva Lanrover
McLean, VA  Printer
McLean, VA  MONITOR
McLean, VA  MONITOR
McLean, VA  CPU
McLean, VA  CPU
McLean, VA  CPU
McLean, VA  CPU
McLean, VA  Modem
McLean, VA  CPU
McLean, VA  MONITOR
McLean, VA  Desktop/Tower
McLean, VA  CPU
McLean, VA  BACKUP TAPE DRIVE
McLean, VA  CD ROM Writer
McLean, VA  Lap Top
McLean, VA  Monitor

Location                Asset
--------                -----
McLean, VA  LAPTOP
McLean, VA  MONITOR
McLean, VA  CPU
McLean, VA  MONITOR
McLean, VA  LAPTOP
McLean, VA  MONITOR
McLean, VA  PRINTER
McLean, VA  MONITOR
McLean, VA  CPU
McLean, VA  CPU
McLean, VA  Star-Talk Voice Mail
McLean, VA  Telephones
McLean, VA  HP 700 Fax
McLean, VA  HP 700 Fax
McLean, VA  Phone equipment
McLean, VA  Trade show display
McLean, VA  InFocus
McLean, VA  Cortelco 30 button
McLean, VA  Cabling for McLean
McLean, VA  Coded Locks
McLean, VA  Cabling
McLean, VA  HON file cabinets
McLean, VA  Conf cabinet 2-door
McLean, VA  Used furniture
McLean, VA  Arenson
McLean, VA  Conference table
McLean, VA  Furn & Fix AWE
McLean, VA  24 X 48 return shell
McLean, VA  Pedestal file
McLean, VA  Box file
McLean, VA  30 X 72 desk shell
McLean, VA  File cabinet
McLean, VA  Sales tax
McLean, VA  24 X 48 return shell
McLean, VA  Box file
McLean, VA  30 X 72 desk shell
McLean, VA  Furniture
McLean, VA  Gerstel/Lagattua desk
McLean, VA  Novell NetWare 386
McLean, VA  Great Plains SW
McLean, VA  Fixed Asset SW
McLean, VA  Great Plains SW
McLean, VA  Software
McLean, VA  Microsoft Office
McLean, VA  Microsoft Project
McLean, VA  Computer Software
McLean, VA  Pc Anywhere
McLean, VA  Great Plains SW

Location                Asset
--------                -----
McLean, VA    Macolla Software
McLean, VA    WinBatch Software
McLean, VA    Windows NT Software
McLean, VA    Deltek Cospoint
McLean, VA    Cheyene Arcserve
McLean, VA    Custom Software
McLean, VA    Deltek Cospoint
McLean, VA    Custom Software AWE books
McLean, VA    WinFax pro - AWE
McLean, VA    Windows NT server & 20 client
McLean, VA    Proxy Server for NT
McLean, VA    Lan Desk Protect v3.01
McLean, VA    Upgrade Intraware
McLean, VA    Win NT Upgrade
McLean, VA    Arcserve Nertware client
McLean, VA    Lan Desk Virus Protect
McLean, VA    PC Anywhere
McLean, VA    Arcserve upgrade
McLean, VA    Deltek Payroll module
McLean, VA    Lan Desk Virus Protect upgrade
McLean, VA    upgrd excel 97 32-bit WIN
New York, NY  Monitor
New York, NY  Modem
New York, NY  CPU
New York, NY  Monitor
New York, NY  Modem
New York, NY  CPU
New York, NY  Monitor
New York, NY  CPU
New York, NY  Monitor
New York, NY  CPU
New York, NY  Monitor
New York, NY  Monitor
New York, NY  Laptop
New York, NY  CPU
New York, NY  FAX
New York, NY  Modem
New York, NY  Monitor
New York, NY  Modem
New York, NY  CPU
New York, NY  Monitor
New York, NY  Modem
New York, NY  Monitor
New York, NY  CPU - Fax Server
New York, NY  CPU - Used as Fax Server
New York, NY  LAPTOP
New York, NY  Printer
New York, NY  CPU

Location                Asset
--------                -----
New York, NY MONITOR
New York, NY SWITCH
New York, NY MONITOR
New York, NY SERVER
New York, NY MONITOR
New York, NY MONITOR
New York, NY CPU
New York, NY MODEM
New York, NY MODEM
New York, NY MONITOR
New York, NY MONITOR
New York, NY LAPTOP
New York, NY BACKUP-TAPE
New York, NY MONITOR
New York, NY SERVER
New York, NY SERVER
New York, NY HUB
New York, NY CPU
New York, NY HUB
New York, NY CPU
New York, NY PRINTER
New York, NY HUB
New York, NY NY Cabling
New York, NY NY Buildout
Raleigh, NC  MONITOR
Raleigh, NC  LAPTOP
Raleigh, NC  CPU
Raleigh, NC  Monitor
Raleigh, NC  CPU
Raleigh, NC  LAPTOP
Raleigh, NC  CPU
Raleigh, NC  Monitor
Raleigh, NC  Nanao S550
Raleigh, NC  Dell XP41C laptop
Raleigh, NC  Palmtop
Raleigh, NC  Dell XP41C laptop
Raleigh, NC  HP 712/60
Raleigh, NC  De11 67KFD
Raleigh, NC  Dell XPI
Raleigh, NC  Palmtop
Raleigh, NC  Palmtop HP200LX
Raleigh, NC  HP712
Raleigh, NC  HP E35/A2938AW
Raleigh, NC  HP 712/80
Raleigh, NC  HP E35/A2938AW
Raleigh, NC  HP 712/60
Raleigh, NC  SPARC5
Raleigh, NC  SPARC2/IPX

Location                Asset
--------                -----
Raleigh, NC  Hybrid NT
Raleigh, NC  HP 817
Raleigh, NC  HP 700 Apollo
Raleigh, NC  HP 425E
Raleigh, NC  HP 425E
Raleigh, NC  HP 70s
Reston, VA   Monitor
Reston, VA   CPU
Reston, VA   Monitor
Reston, VA   CPU
Reston, VA   Monitor
Reston, VA   CPU
Reston, VA   CPU
Reston, VA   CPU
Reston, VA   CPU
Reston, VA   Monitor
Reston, VA   Monitor
Reston, VA   CPU
Reston, VA   Monitor
Reston, VA   MONITOR
Reston, VA   CPU
Reston, VA   CPU
Reston, VA   Monitor
Reston, VA   CPU
Reston, VA   CPU
Reston, VA   CPU
Reston, VA   MONITOR
Reston, VA   DOCKING STATION
Reston, VA   CPU
Reston, VA   MONITOR
Reston, VA   MONITOR
Reston, VA   MODEM
Reston, VA   CPU
Reston, VA   FAX
Reston, VA   PRINTER
Reston, VA   SCANNER
Reston, VA   FAX
Reston, VA   CPU
Reston, VA   MONITOR
Reston, VA   PRINTER
Reston, VA   Monitor
Reston, VA   UPS
Reston, VA   CPU
Reston, VA   MODULAR JACK PANEL
Reston, VA   CPU
Reston, VA   PRINTER
Reston, VA   SHREDDER
Reston, VA   Printer

Location                Asset
--------                -----
Reston, VA  MONITOR
Reston, VA  CPU
Reston, VA  MONITOR
Reston, VA  LAPTOP
Reston, VA  DOCK STATION
Reston, VA  CPU
Reston, VA  MONITOR
Reston, VA  LAPTOP
Reston, VA  MONITOR
Reston, VA  UPS
Reston, VA  TYPE WRITER
Reston, VA  FAX
Reston, VA  CPU
Reston, VA  MONITOR
Reston, VA  CPU
Reston, VA  MONITOR
Reston, VA  PRINTER
Reston, VA  CPU
Reston, VA  CPU
Reston, VA  CPU
Reston, VA  Monitor
Reston, VA  CPU
Reston, VA  POSTAGE MACHINE
Reston, VA  CPU
Reston, VA  MONITOR
Reston, VA  Zip Drive
Reston, VA  MODEM
Reston, VA  17" Monitor
Reston, VA  CPU
Reston, VA  UPS
Reston, VA  Hub
Reston, VA  Hub
Reston, VA  Modem
Reston, VA  Modem
Reston, VA  Router
Reston, VA  DSU/CSU
Reston, VA  Monitor
Reston, VA  CPU
Reston, VA  Monitor
Reston, VA  MONITOR
Reston, VA  Monitor
Reston, VA  CPU
Reston, VA  Monitor
Reston, VA  Dec C 486 - 50
Reston, VA  17" Monitor
Reston, VA  DAT Tape Drive
Tampa, FL   BINDING MACHINE
Tampa, FL   Laptop

Location                Asset
--------                -----
Tampa, FL  PRINTER
Tampa, FL  Nextel Phone
Tampa, FL  CPU
Tampa, FL  Monitor
Tampa, FL  CPU
Tampa, FL  MONITOR
Tampa, FL  Server
Tampa, FL  MONITOR
Tampa, FL  CPU
Tampa, FL  Monitor
Tampa, FL  MONITOR
Tampa, FL  CPU
Tampa, FL  MONITOR
Tampa, FL  HUB
Tampa, FL  Nextel Phone

                                 SCHEDULE 5.14

                          CHANGES IN CORPORATE NAMES

1. The Netplex Group, Inc. was formerly known as CompLink, Ltd.

2. Netplex Systems, Inc. was formerly known as (in reverse chronological order) The Netplex Systems Integration Group, Inc., The Netplex Group, Inc., Compuserve Systems Integration Group Mid-Atlantic, Inc., and Seara Information Strategy Corporation.

3. Onion Peel Solutions, LLC was formerly known as Onion Peel Software, LLC.

4. ABS Acquisition, Inc. merged with ABS of North Carolina, Inc. and Keller Technology Group, Inc. ABS Acquisition, Inc. was the surviving corporation of the merger.

5. Software Resources of New Jersey, Inc. uses the DBA name "Contractors Resources".

                               IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

                                REVOLVING NOTE
                                --------------

$6,000,000.00                                                   McLean, Virginia
                                                              September 29, 1998

    FOR VALUE RECEIVED, THE NETPLEX GROUP, INC., NETPLEX SYSTEMS, INC., AMERICA'S WORK EXCHANGE, INC., SOFTWARE RESOURCES OF NEW JERSEY, INC., ONION PEEL SOLUTIONS, LLC, THE PSS GROUP, INC., and ABS ACQUISITION, INC. (collectively, the "Borrower"), having an address at c/o The Netplex Group, Inc., 8260 Greensboro Drive, Suite 501, McLean, Virginia 22102, promises to pay to the order of FIRST UNION NATIONAL BANK, a national banking corporation (the "Lender"), the principal sum of Six Million and No/100 Dollars ($6,000,000.00) (the "Principal Sum"), or so much thereof as has been or may be advanced or readvanced to or for the account of the Borrower pursuant to the terms and conditions of the Loan Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following terms:

    1.  Interest. Commencing as of the date hereof and continuing until
        --------
repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the Lender's "Prime Rate", being that fluctuating rate announced by the Lender from time to time as being its Prime Rate, in its sole discretion, plus three quarters of one percent (0.75%). Changes in the Prime Rate will be effective, without prior notice, as of the date any change is announced. The Prime Rate is a reference rate only; it is not necessarily the most favorable rate of interest that the Lender charges to any borrower or class of borrowers. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day factor applied to the actual number of days elapsed.

    2.  Payments and Maturity. The unpaid Principal Sum, together with interest
        --------------------
thereon at the rate or rates provided above, shall be payable as follows:

    (a) Interest shall be due and payable monthly, commencing on the fifth day of the first calendar month commencing after the date of this Note, and on the fifth day of each succeeding calendar month.

    (b) Unless sooner paid, the unpaid Principal Sum, together with all interest accrued and unpaid thereon, and all other amounts owing under this Note shall be due and payable in full on May 31, 2000 (the "Maturity Date"). If the Loan Agreement provides for the Borrower to make additional payments on account of the Principal Sum from time to time, the Borrower promises to make those payments at the time and in the manner specified in the Loan Agreement.

This Note evidences the Borrower's promise to repay advances and readvances under the Loan Agreement. This Note will continue in full force and effect and will evidence the Borrower's obligation to repay such advances and readvances notwithstanding that the principal amount outstanding under the Loan Agreement and evidenced by this Note may be reduced to zero from time to time. The Borrower hereby authorizes the Lender to maintain records of the amount of each advance made by the Lender in accordance with the Loan Agreement, the date such advance is made, and the amount of each payment or prepayment of principal, interest, or other charges received by the Lender. The Borrower agrees that, absent manifest error, the amounts so evidenced in such records shall constitute conclusive evidence of the amount owed hereunder.

    3. Default Interest. Upon the occurrence of an Event of Default (as
       -----------------
hereinafter defined), the unpaid Principal Sum shall bear interest thereafter, until the Event of Default is cured, at a rate of three percent (3%) per annum in excess of the rate or rates of interest that would otherwise be in effect under this Note.

    4. Late Charges. If the Borrower fails to make any payment under the terms
       -------------
of this Note within seven (7) days after the date such payment is due, the Borrower shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

    5. Application and Place of Payments. All payments, made on account of this
       ----------------------------------
Note shall be applied first to the payment of such late charges as may have accrued in such order as the Lender may determine in its discretion, second to any unpaid advances of principal made by the Lender to cure defaults by the Borrower, third to the payment of any unpaid fees due and payable by the Borrower under the Loan Agreement, fourth to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid principal sum owing, hereunder. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its office at 1970 Chain Bridge Road, McLean, VA 22102, or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower.

    6. Loan Agreement. This Note is the "Revolving Note" described in a
       ---------------
Revolving Line of Credit Loan Agreement and Security Agreement of even date herewith by and between the Borrower and the Lender (the "Loan Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Debt" as defined in the Loan Agreement. The term "Loan Documents" as used in this Note shall have the meaning ascribed to that term in the Loan Agreement. Capitalized terms used in this Note but not defined herein have the meanings ascribed to them in the Loan Agreement.

    7. Security. This Note is secured by the Collateral described in the Loan
       ---------
Agreement.

    8. Events of Default. The occurrence of any one or more of the following
       ------------------
events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under this Note:

        (a) The failure of the Borrower to pay to the Lender when due any amount payable by the Borrower to the Lender under the terms of this Note; or

        (b) The occurrence of an Event of Default under any of the other Loan Documents.

    The Borrower hereby appoints Joseph P. Corish, Esquire, and William A. Nalls, and each of them, as the Borrower's true and lawful attorney-in-fact, for the Borrower, in the Borrower's name, place and stead, to confess judgment against the Borrower following the occurrence of an Event of Default, in the office of the Clerk of the Court, Arlington County, Virginia, for the principal outstanding under this Revolving Note, together with interest, late payment charges, and court costs, and attorney's fees of fifteen percent (15%) of the unpaid balance of this Note then outstanding, hereby ratifying and confirming the acts of said attorney-in-fact as fully as if done by the Borrower. The Borrower consents to immediate execution of any such confessed judgment and waives the benefit of any exemption laws.

     9. Remedies. Upon the occurrence of an Event of Default, at the option of
        ---------
the Lender, all principal, accrued interest and other sums payable by the Borrower to the Lender under the terms of this Note shall become immediately due and payable, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. The Borrower and all endorsers hereby jointly and severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower or any endorsers.

    10. Expenses. The Borrower promises to pay to the Lender on demand by the
        ---------
Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, all attorneys' fees and expenses, all court costs and all arbitration fees and costs.

    11. Notices. Any notice, request, or demand to or upon the Borrower or the
        --------
Lender shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

    12. Miscellaneous. Each right, power, and remedy of the Lender as provided
        --------------
for in this Note or any of the other Loan Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Loan Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

     13. Partial Invalidity. If any term or provision of this Note or the
         -------------------
application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Note shall be valid and be enforceable to the fullest extent permitted by law.

     14.  Captions. The captions herein set forth are for convenience only and
          ---------
shall not be deemed to define, limit, or describe the scope or intent of this Note.

     15. Governing Law. The provisions of this Note shall be construed,
         --------------
interpreted and enforced in accordance with the laws of the Commonwealth of Virginia (excluding Virginia's choice of law rules).

     16. Consent to Jurisdiction. The provisions of the Loan Agreement
         ------------------------
concerning the Borrower's consent to the jurisdiction of state and federal courts sitting in the Commonwealth of Virginia are incorporated into this Note by reference and shall have the same force and effect as if fully set forth in this Note.

     17. Waiver of Trial by Jury. Provisions of the Loan Agreement concerning
         ------------------------
the Borrower's and Lender's mutual waiver of trial by jury in disputes between the Borrower and the Lender are incorporated into this Note by reference and shall have the same force and effect as if fully set forth in this Note.

     18. Arbitration. Provisions of the Loan Agreement specifying that certain
         ------------
disputes between the Borrower and the Lender shall be resolved by binding arbitration are incorporated into this Note by reference and shall have the same force and effect as if fully set forth in this Note.

     19. Joint and Several Liability; Notices to Borrower. The liability under
         -------------------------------------------------
this Note of the persons comprised by the term Borrower shall be joint and several. References in this Note to the Borrower shall refer to each such person or to all of them as the context may require. Any notice that the Lender provides to The Netplex Group, Inc. in accordance with the Loan Agreement shall be deemed to have been given to all of the persons comprised by the term Borrower.

     IN WITNESS WHEREOF, the Borrower has caused this instrument to be executed by duly authorized officer or officers as of the date first written above.


                                       THE NETPLEX GROUP, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: President

                                       NETPLEX SYSTEMS, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: President


                                       AMERICA'S WORK EXCHANGE, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: President


                                       SOFTWARE RESOURCES OF NEW JERSEY, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: Chairman

                                       ONION PEEL SOLUTIONS, LLC

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: Manager


                                       THE PSS GROUP, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: President

                                       ABS ACQUISITION, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: Chairman

                                FIRST AMENDMENT
                                ---------------
                  TO REVOLVING LINE OF CREDIT LOAN AGREEMENT
                  ------------------------------------------
                            AND SECURITY AGREEMENT
                            ----------------------

    THIS FIRST AMENDMENT TO REVOLVING LINE OF CREDIT LOAN AGREEMENT AND SECURITY AGREEMENT ("First Amendment") is made as of February 24, 1999, by and among The Netplex Group, Inc., Netplex Systems, Inc., America's Work Exchange, Inc., Software Resources of New Jersey, Inc., Onion Peel Solutions, LLC, The PSS Group, Inc., and ABS Acquisition, Inc., having an address at c/o The Netplex Group, Inc., 8260 Greensboro Drive, Suite 501, McLean, Virginia 22102 (collectively, the "Borrower") and First Union National Bank, a national banking corporation (the "Lender").

                                   RECITALS
                                   --------

      A. The Borrower and the Lender entered into a Revolving Line of Credit Loan Agreement and Security Agreement, dated as of September 29,
           1998 (the "Loan Agreement").

      A. The parties desire to amend the Loan Agreement for the following purposes:

           1. for Lender to consent that the Borrower may enter into a certain Amendment to Acquisition Agreement, dated as of December 31, 1998, by and among The Neplex Group, Inc., Preferred Systems Solutions, Inc., The PSS Group, Inc. and Robert J. Hisel, Jr. (the "Amendment to Acquisition Agreement"), providing, among other things, for termination of an Earn-out agreement to which the Borrower is a party; and

           1. for Lender to consent that the Borrower may obtain subordinate financing from Waterside Capital Corporation, a Virginia corporation, (the "Junior Lender"), pursuant to a certain Note Purchase Agreement, of even date, between the Borrower and the Junior Lender (the "Investment Agreement"), pursuant to which the Borrower will issue or sell to the Junior Lender a subordinated note or notes in an aggregate amount of Eight Hundred Thousand Dollars ($800,000.00), bearing interest at fourteen percent (14%) per annum, and having a term of five (5) years ("Subordinated Notes") and will acquire up to One Hundred and Eighty Thousand (180,000) Option Shares under and as defined in a certain 1995 Consultants Option Plan adopted by The Netplex Group, Inc. (the "Option Shares"); and

           1. to provide for reimbursement of costs incurred by the Lender in performing field audits under the Loan Agreement.

      A.      The Borrower intends to use the proceeds of the funding under the

           Investment Agreement to pay the Borrower's financial obligations under the Amendment to Acquisition Agreement.

      A. Capitalized terms used in this First Amendment and not defined herein have the meanings ascribed to them in the Loan Agreement.

    AGREEMENTS
    ----------

    NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1. The Lender consents to the Amendment to Acquisition Agreement and the Investment Agreement on the following conditions:

a. closing under the Investment Agreement shall occur simultaneously with the execution and delivery of this First Amendment; and

a. the Borrower shall fund, and hereby agrees to fund, its financial obligations under the Amendment to Acquisition Agreement entirely with the proceeds of the Investment Agreement; and

a. the Junior Lender must enter into a Subordination Agreement acceptable to the Lender subordinating the Borrower's obligations to the Junior Lender to the Borrower's obligations to the Lender.

1. Section 2.1 (f)(4) of the Loan Agreement is deleted in its entirety and replaced with the following:

        (4) Lender shall have the right to perform field examinations of the Borrower's facilities and its books and records at any time, in Lender's sole discretion. Borrower promises to reimburse to Lender its costs, not to exceed Six Thousand Dollars ($6,000.00) in the aggregate, incurred in conducting not more than two field examinations in any calendar year. Additional field examinations in any calendar year will be at Lender's own expense if no Event of Default has occurred and remains uncured at the time of the field examination, but shall be at the Borrower's expense if an Event of Default has occurred and remains uncured at the time of the field examination.

1. The Borrower promises to pay the Lender, on demand, all costs and expenses incurred by the Bank in connection with the preparation, negotiation, execution, delivery and (if applicable) filing of this First Amendment or other documents executed in connection with this First Amendment.

1. The Borrower warrants and represents to the Lender that:

   a. The Borrower has the power and authority to enter into this First Amendment, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower's organizational documents;

a. This First Amendment, together with all documents executed in connection herewith or pursuant hereto, shall constitute when executed the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

a. All representations and warranties made in the Loan Agreement remain true and correct at the date hereof.

1. Except as modified by this First Amendment, the Loan Agreement remains in full force and effect and unmodified. The Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Documents, as so modified.

1. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO,
   ------------
   INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER NOW EXISTING OR HEREAFTER EXECUTED, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, ANY COUNTER CLAIM, ANY CROSS-CLAIM AND ANY CLAIM BROUGHT AS A CLASS ACTION, DISPUTES AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, AND CLAIMS ARISING FROM DOCUMENTS EXECUTED IN THE FUTURE SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL APPLICABLE STATUTES OF LIMITATION SHALL APPLY TO THE DISPUTE. THE PARTIES DO NOT WAIVE APPLICABLE SUBSTANTIVE LAW EXCEPT AS PROVIDED HEREIN. NOTWITHSTANDING THE FOREGOING, THIS ARBITRATION PROVISION DOES NOT APPLY TO DISPUTES UNDER OR RELATED TO SWAP AGREEMENTS. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OR COUNTY WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ., OF SAID RULES SHALL APPLY TO DISPUTES IN WHICH
   THE CLAIM IS LESS THAN $1,000,000.00. THE PANEL FROM WHICH ALL ARBITRATORS ARE SELECTED SHALL CONSIST OF LICENSED ATTORNEYS, AND THE SINGLE ARBITRATOR SELECTED FOR AN EXPEDITED PROCEDURE SHALL BE A

   RETIRED JUDGE FROM THE HIGHEST COURT OF GENERAL JURISDICTION, STATE OR FEDERAL, OF THE STATE IN WHICH THE HEARING WILL BE CONDUCTED. A HEARING SHALL BEGIN WITHIN 90 DAYS OF DEMAND FOR ARBITRATION AND ALL HEARINGS SHALL CONCLUDE WITHIN 120 DAYS OF DEMAND FOR ARBITRATION. THESE TIME LIMITATIONS MAY NOT BE EXTENDED UNLESS A PARTY SHOWS CAUSE FOR EXTENSION AND THEN FOR NO MORE THAN A TOTAL OF 60 DAYS. THE PARTIES FURTHER AGREE THAT THEY WILL FAITHFULLY OBSERVE THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND THAT THEY WILL ABIDE BY AND PERFORM ANY AWARD RENDERED BY THE ARBITRATORS AND THAT A JUDGMENT OF THE COURT HAVING JURISDICTION MAY BE ENTERED UPON THE AWARD. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY WAIVERS CONTAINED IN THIS INSTRUMENT OR ANY OF THE LOAN DOCUMENTS; OR (II) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, PEACEFUL OCCUPATION OF REAL PROPERTY AND COLLECTION OF RENTS, PEACEFUL POSSESSION OF PERSONAL PROPERTY; OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, SEQUESTRATION, GARNISHMENT, ATTACHMENT, FILING OF AN INVOLUNTARY BANKRUPTCY PROCEEDING, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER; OR (D) WHEN APPLICABLE, TO OBTAIN A JUDGMENT PURSUANT TO A CONFESSION OF JUDGMENT PROVISION. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES OR CONFESS JUDGMENT BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. BORROWER AND LENDER AGREE THAT NEITHER OF THEM SHALL HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES IN ANY SUCH CLAIM OR CONTROVERSY AGAINST THE OTHER, AND EACH OF THEM HEREBY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH CLAIM OR CONTROVERSY, WHETHER RESOLVED BY ARBITRATION OR JUDICIALLY.

    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as of the day and year first hereinabove set forth.

BORROWER:                              THE NETPLEX GROUP, INC.

                                       By: /s/ Gene F. Zaino
                                           --------------------
                                           Gene F. Zaino
                                           President


                                       NETPLEX SYSTEMS, INC.

                                       By: /s/ Gene F. Zaino
                                           --------------------
                                           Gene F. Zaino
                                           President


                                       AMERICA'S WORK EXCHANGE, INC.

                                       By: /s/ Gene F. Zaino
                                           --------------------
                                           Gene F. Zaino
                                           President


                                       SOFTWARE RESOURCES OF NEW JERSEY, INC.

                                       By: /s/ Gene F. Zaino
                                           --------------------
                                           Gene F. Zaino
                                           Chairman

                                       ONION PEEL SOLUTIONS, LLC

                                       By: /s/ Gene F. Zaino
                                           --------------------
                                           Gene F. Zaino
                                           Manager


                                       THE PSS GROUP, INC.

                                       By: /s/ Gene F. Zaino
                                           --------------------
                                           Gene F. Zaino
                                           President


                                       ABS ACQUISITION, INC.

                                       By: /s/ Gene F. Zaino
                                           --------------------
                                           Gene F. Zaino
                                           Chairman


LENDER:                                FIRST UNION NATIONAL BANK

                                       By:
                                          ---------------------
                                          James P. Steck
                                          Vice President

XXXX
                               SECOND AMENDMENT
                               ----------------
       TO REVOLVING LINE OF CREDIT LOAN AGREEMENT AND SECURITY AGREEMENT
       -----------------------------------------------------------------

        THIS SECOND AMENDMENT TO REVOLVING LINE OF CREDIT LOAN AGREEMENT AND SECURITY AGREEMENT ("Second Amendment") is made as of May 11, 1999, by and among The Netplex Group, Inc., Netplex Systems, Inc., America's Work Exchange, Inc., Software Resources of New Jersey, Inc., Onion Peel Solutions, L.L.C., The PSS Group, Inc., and ABS Acquisition, Inc., having an address at c/o The Netplex Group, Inc., 8260 Greensboro Drive, Suite 501, McLean, Virginia 22102 (collectively, the "Borrower") and First Union National Bank, a national banking corporation, having an address at 1970 Chain Bridge Road, 9th Floor, McLean, VA 22102 (the "Lender").

                                   RECITALS
                                   --------

        A. The Borrower and the Lender entered into a Revolving Line of Credit Loan Agreement and Security Agreement, dated as of September 29, 1998.

        B. The Borrower and the Lender previously amended the Revolving Line of Credit Loan Agreement and Security Agreement by First Amendment to Revolving Line of Credit of Loan Agreement and Security Agreement, dated as of February 10, 1999. (The Revolving Line of Credit Loan Agreement and Security Agreement, as so amended, is hereinafter called the "Loan Agreement.")

        C. The parties desire further to amend the Loan Agreement for the following purposes: to revise the definition of Tangible Net Worth, to amend the Borrower's covenant pertaining to Tangible Net Worth, to clarify that no acquisitions are permitted without the Lender's consent, to amend the financial reporting requirements, to change the due dates for Borrowing Base Certificates and certain financial reports, to provide for the issuance of cash secured letters of credit, and for certain other purposes hereinafter set forth.

        D. Capitalized terms used in this Second Amendment and not defined herein have the meanings ascribed to them in the Loan Agreement.

                                  AGREEMENTS
                                  ----------

        NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1. The definition of Tangible Net Worth contained in Section 1.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

     "Tangible Net Worth" means the excess of the Borrower's total assets over
     --------------------
     its total liabilities. In determining Tangible Net Worth, total assets shall exclude

      (a) treasury stock; (b) unamortized debt discount expense; (c) obligations of officers, directors, employees, affiliates, shareholders or subsidiaries of the Borrower; (d) intangibles (including, without limiting the generality of the foregoing, patents, patent applications, copyrights, trademarks, trade names, research and development costs, capitalized software development costs [including, without limitation, the cost of any software purchased from another Person], database development costs [including, without limitation, the cost of any database purchased from another Person] and organizational expenses); (e) goodwill; (f) deferred assets other than prepaid expenses; and (g) any investments by Borrower in corporations, limited liability companies or partnerships, partnerships, joint ventures or any other entities.

2.    The following is added at the conclusion of Section 5.1 of the Loan
      Agreement.

      Without limiting the generality of the foregoing, the Borrower makes the following representations and warranties regarding its organizational structure: The Netplex Group, Inc. owns all of the corporate stock of the following subsidiary corporations that are included within the definition of "Borrower:" Netplex Systems, Inc., America's Work Exchange, Inc., The PSS Group, Inc., and ABS Acquisition, Inc. The Netplex Group, Inc., also owns all of the membership interests in Onion Peel Solutions, L.L.C., a limited liability company included within the definition of "Borrower." America's Work Exchange, Inc. owns all of the corporate stock of Software Resources of New Jersey, Inc., a corporation included within the definition of "Borrower." Software Resources of New Jersey, Inc., trades under the name of "Contractor's Resources," pursuant to assumed name or fictitious name certificates duly filed in accordance with the laws of the jurisdiction or jurisdictions in which the corporation uses that trade name.

3. Section 6.14 b. of the Loan Agreement, regarding the minimum Tangible Net Worth that the Borrower shall maintain, is deleted in its entirety and replaced with the following:

        b. Tangible Net Worth. A minimum Tangible Net Worth as follows:
           ------------------

                (1)  $600,000, from the Closing Date through November 30, 1999;
                     and

                (2)  $900,000, from December 1, 1999, through March 30, 2000;
                     and

                (3)  $1,200,000 at all times thereafter.

      This change in the Tangible Net Worth covenant shall apply prospectively and retrospectively.

4. A new Section 7.13 is added to the Loan Agreement, providing that the Borrower shall not:

        7.13 Acquisitions. Acquire or agree to acquire any other business, by
             -------------
        asset purchase, stock purchase or by any other means or manner, without the prior written consent of the Lender. Lender may grant or withhold consent to any such acquisition in the Lender's sole discretion. If the Lender consents to any such acquisition, all Accounts of the acquired business shall be deemed Ineligible Accounts unless and until the Lender has conducted a successful field examination of the Borrower and the business so acquired. Notwithstanding any provision to the contrary contained in the Loan Agreement, the Borrower agrees to reimburse the Lender for the cost of any such field examination, and this reimbursement obligation shall not be subject to any limitation provided in the Loan Agreement on the cost of a single field examination or on the aggregate cost of all field examinations in a single year. Lender shall use reasonable efforts to respond to Borrower within five business days of receipt of a written request from Borrower for approval of an acquisition, but shall have no liability to Borrower for any failure to respond within that time.

    Clause (ii) of the second sentence of Section 7.3 of the Loan Agreement, authorizing certain acquisitions without the Lender's consent, is deleted in its entirety.

5. Section 6.11 of the Loan Agreement, pertaining to financial reporting requirements, is amended and clarified as follows:

    a. The annual financial reports to be provided under Section 6.11 (a) shall be stated on a consolidated and consolidating basis; and

    b.  The due dates for the Borrowing Base Certificates to be provided under
        Section 6. 11 (e), the accounts receivable aging schedules to be provided under Section 6. 11 (f) (2), and the accounts payable reports to be provided under Section 6.11 (f) (3) are changed from the 15th day after the end of each month to the 20th day after the end of each month.

6. Lender shall issue letters of credit for the account of the Borrower from time to time upon request until the Ending Date, subject to the following terms and conditions:

    a. Each letter of credit must be secured by a cash deposit with the Lender in an amount equal to the full amount that could be drawn on the letter of credit;

    b. any request for a letter of credit must be delivered and received by Lender not later than five (5) business days prior to the date that Borrower wishes to have the letter of credit issued;

    c. the form of each letter of credit must be satisfactory to the Lender, in its sole judgment. At Lender's option, letters of credit shall be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (Publication No. 500 or the most recent publication, the "UCP");

    d. Lender shall not be required to issue any letter of credit if any circumstance exists that would entitle Lender not to honor a request for an Advance under the Loan Agreement;

    e. Borrower shall execute and deliver to Lender a Letter of Credit Agreement, using the Lender's then current form of agreement for the issuance of a standby letter of credit;

    f. The Borrower promises, unconditionally, to reimburse the Lender for any drawing under any such letter of credit, irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Lender, the beneficiary of the letter of credit or any other Person;

    g. If any drawing under a letter of credit cannot be reimbursed fully and immediately from cash deposited with the Lender for that purpose, the Borrower shall be deemed to have requested an Advance in the amount sufficient to reimburse Lender for the drawing, and (i) Lender, at its option, may make such an Advance (irrespective of whether Borrower would then be entitled to an Advance under the terms of the Loan Agreement, as amended by this Second Amendment) and apply the proceeds of the Advance to satisfy the Borrower's obligation to reimburse Lender for the amount drawn on the letter of credit; and (ii) any such Advance shall be repayable, with interest, in accordance with the terms and conditions of the Revolving Note; and

    h. The provisions of the Letter of Credit Agreement pertaining to a letter of credit shall be binding upon the Lender and Borrower as if fully set forth herein. If a conflict exists between the terms of the Letter of Credit Agreement and any other Loan Document, the terms of the Letter of Credit Agreement shall control with respect to the letter of credit issued pursuant to that Letter of Credit Agreement but not as to other matters governed by the Loan Agreement, as amended by this Second Amendment, or such other Loan Document.

7. The Borrower promises to pay the Lender, on demand, all costs and expenses incurred by the Lender in connection with the preparation, negotiation, execution, delivery and (if applicable) filing of this Second Amendment or other documents executed in connection with this Second Amendment.

8.  The Borrower warrants and represents to the Lender that:

    a. Borrower has the power and authority to enter into this Second Amendment, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower's organizational documents;

    b. This Second Amendment, together with all documents executed in connection herewith or pursuant hereto, shall constitute when executed the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

    c. All representations and warranties made in the Loan Agreement remain true and correct at the date hereof

9. Except as modified by this Second Amendment and the other amendment mentioned in the recitals above, the Loan Agreement remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Documents, as so modified.

10. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO,
    ------------
    INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER NOW EXISTING OR HEREAFTER EXECUTED, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, ANY COUNTER CLAIM, ANY CROSS-CLAIM AND ANY CLAIM BROUGHT AS A CLASS ACTION, DISPUTES AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, AND CLAIMS ARISING FROM DOCUMENTS EXECUTED IN THE FUTURE SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL APPLICABLE STATUTES OF LIMITATION SHALL APPLY TO THE DISPUTE. THE PARTIES DO NOT WAIVE APPLICABLE SUBSTANTIVE LAW EXCEPT AS PROVIDED HEREIN. NOTWITHSTANDING THE FOREGOING, THIS ARBITRATION PROVISION DOES NOT APPLY TO DISPUTES UNDER OR RELATED TO SWAP AGREEMENTS. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OR COUNTY WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ., OF SAID RULES SHALL APPLY TO DISPUTES IN WHICH THE CLAIM IS LESS THAN $1,000,000.00. THE PANEL FROM WHICH ALL ARBITRATORS ARE SELECTED SHALL CONSIST OF LICENSED ATTORNEYS, AND THE SINGLE ARBITRATOR SELECTED FOR AN EXPEDITED PROCEDURE SHALL BE A

    RETIRED JUDGE FROM THE HIGHEST COURT OF GENERAL JURISDICTION, STATE OR FEDERAL, OF THE STATE IN WHICH THE HEARING WILL BE CONDUCTED. A HEARING SHALL BEGIN WITHIN 90 DAYS OF DEMAND FOR ARBITRATION AND ALL HEARINGS SHALL CONCLUDE WITHIN 120 DAYS OF DEMAND FOR ARBITRATION. THESE TIME LIMITATIONS MAY NOT BE EXTENDED UNLESS A PARTY SHOWS CAUSE FOR EXTENSION AND THEN FOR NO MORE THAN A TOTAL OF 60 DAYS. THE PARTIES FURTHER AGREE THAT THEY WILL FAITHFULLY OBSERVE THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND THAT THEY WILL ABIDE BY AND PERFORM ANY AWARD RENDERED BY THE ARBITRATORS AND THAT A JUDGMENT OF THE COURT HAVING JURISDICTION MAY BE ENTERED UPON THE AWARD. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY WAIVERS CONTAINED IN THIS INSTRUMENT OR ANY OF THE LOAN DOCUMENTS; OR (II) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, PEACEFUL OCCUPATION OF REAL PROPERTY AND COLLECTION OF RENTS, PEACEFUL POSSESSION OF PERSONAL PROPERTY; OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, SEQUESTRATION, GARNISHMENT, ATTACHMENT, FILING OF AN INVOLUNTARY BANKRUPTCY PROCEEDING, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER; OR (D) WHEN APPLICABLE, TO OBTAIN A JUDGMENT PURSUANT TO A CONFESSION OF JUDGMENT PROVISION. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES OR CONFESS JUDGMENT BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. BORROWER AND LENDER AGREE THAT NEITHER OF THEM SHALL HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES IN ANY SUCH CLAIM OR CONTROVERSY AGAINST THE OTHER, AND EACH OF THEM HEREBY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH CLAIM OR CONTROVERSY, WHETHER RESOLVED BY ARBITRATION OR JUDICIALLY

    IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as of the day and year first hereinabove set forth.


                                       BORROWER:
                                       ---------

                                       THE NETPLEX GROUP, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: President

                                       NETPLEX SYSTEMS, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: President


                                       AMERICA'S WORK EXCHANGE, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: President


                                       SOFTWARE RESOURCES OF NEW JERSEY, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: Chairman

                                       ONION PEEL SOLUTIONS, LLC

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: Manager

                                       THE PSS GROUP, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: President


                                       ABS ACQUISITION, INC.

                                       By: /s/ Gene F. Zaino
                                           ----------------------
                                           Name:  Gene F. Zaino
                                           Title: Chairman


                                       LENDER:
                                       -------

                                       FIRST UNION NATIONAL BANK

                                       By: /s/ Mary Kathryne Swann
                                           -----------------------
                                           Mary Kathryne Swann
                                           Vice President